SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               (AMENDMENT NO. ___)


[x]   Filed by the Registrant

[_]   Filed by a Party other than the Registrant


Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

[x]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          LEUCADIA NATIONAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

[x]   No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

      4) Proposed maximum aggregate value of transaction: $

      5) Total fee paid: $

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid: $

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:

================================================================================

NYFS04...:\30\76830\0146\347\PXY2089R.520

                          LEUCADIA NATIONAL CORPORATION

                              315 Park Avenue South
                            New York, New York 10010


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 5, 1999


                                                               April 9, 1999

To Our Common Shareholders:

      You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of Leucadia National Corporation (the "Company") to be held on May 5, 1999, at 10:00 a.m., at Credit Suisse First Boston, 11 Madison Avenue, Level 2B Auditorium, New York, New York:

      1. To elect six directors.

      2. To consider and vote upon a proposal to approve the Company's 1999 Stock Option Plan.

      3. To consider and vote upon a proposal to approve the Company's Senior Executive Warrant Plan.

      4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the Consolidated Financial Statements of the Company and its subsidiaries for the year ended December 31, 1999.

      5. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

      Only holders of record of the Company's Common Shares at the close of business on March 29, 1999 will be entitled to notice of and to vote at the Meeting. Please sign, date and mail the enclosed proxy so that your shares may be represented at the Meeting if you are unable to attend and vote in person.



                                    By Order of the Board of Directors.

                                          LAURA E. ULBRANDT
                                              Secretary






NYFS04...:\30\76830\0146\347\PXY2089J.39I

                          LEUCADIA NATIONAL CORPORATION

                              315 Park Avenue South
                            New York, New York 10010


                                 PROXY STATEMENT


                         Annual Meeting of Shareholders


                                                               April 9, 1999

      This Proxy Statement is being furnished to the Shareholders (the "Shareholders") of Leucadia National Corporation, a New York corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on May 5, 1999 and at any adjournments thereof.

      At the Meeting, Shareholders will be asked:

      1. To elect six directors.

      2. To consider and vote upon a proposal to approve the Company's 1999 Stock Option Plan.

      3. To consider and vote upon a proposal to approve the Company's Senior Executive Warrant Plan (the "Warrant Plan").

      4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the Consolidated Financial Statements of the Company and its subsidiaries for the year ended December 31, 1999.

      5. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

      The Board of Directors has fixed the close of business on March 29, 1999 as the record date (the "Record Date") for the determination of the holders of the Company's common shares, par value $1.00 per share (the "Common Shares"), entitled to notice of and to vote at the Meeting. Each such Shareholder will be entitled to one vote for each Common Share held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on March 29, 1999, there were 60,246,116 Common Shares entitled to vote.

      This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Shares on or about April 9, 1999.

                                  THE MEETING

DATE, TIME AND PLACE

      The Meeting will be held on May 5, 1999, at 10:00 a.m., local time, at Credit Suisse First Boston, 11 Madison Avenue, Level 2B Auditorium, New York, New York.

MATTERS TO BE CONSIDERED

      At the Meeting, Shareholders will be asked to consider and vote to elect six directors, to approve the 1999 Stock Option Plan, to approve the Warrant Plan and to ratify the selection of independent auditors. See "ELECTION OF DIRECTORS," "PROPOSED 1999 STOCK OPTION PLAN," "PROPOSED SENIOR EXECUTIVE WARRANT PLAN" and "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS." The Board of Directors knows of no matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

      Shareholders as of the Record Date (i.e., the close of business on March 29, 1999) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 60,246,116 Common Shares outstanding and entitled to vote, with each share entitled to one vote.

REQUIRED VOTES

      Election of Directors. Under New York law, the affirmative vote of the holders of a plurality of the Common Shares voted at the Meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the Shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

      1999 Stock Option Plan and Senior Executive Warrant Plan. Under New York law, the affirmative vote of the holders of a majority of the Common Shares voted at the Meeting is required to approve each of the 1999 Stock Option Plan and the Warrant Plan. Abstentions and broker non-votes are not counted in determining the votes cast in connection with the approval of the 1999 Stock Option Plan or the Warrant Plan, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

      Other Matters. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors is being submitted to Shareholders because the Board of Directors believes that such action follows sound corporate practice and is in the best interests of the Shareholders. If the Shareholders do not ratify the selection by the affirmative vote of the holders of a majority of the Common Shares voted at the Meeting, the selection of independent auditors will be reconsidered by the Board. If the Shareholders ratify the selection, the Board, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Board believes that such a change would be in the best interests of the Company and its Shareholders. Abstentions and broker non-votes are not counted in determining the votes cast in connection with the ratification of auditors, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

      Ian M. Cumming, Chairman of the Board of Directors, beneficially owns 9,892,002 or approximately 16.4% of the Common Shares outstanding at the Record Date, Joseph S. Steinberg, a Director and President, beneficially owns 9,093,489 or approximately 15.1% of the Common Shares outstanding at the Record Date and two trusts for the benefit of Mr. Steinberg's minor children (the "Steinberg Children Trusts") beneficially own 1,107,646 or approximately 1.8% of the Common Shares outstanding at the Record Date. Mr. Steinberg disclaims beneficial ownership of the Common Shares held by the Steinberg Children Trusts. The Cumming Foundation and the Joseph S. and Diane H. Steinberg 1992 Charitable Trust, private charitable foundations independently established by Messrs. Cumming and Steinberg, respectively, beneficially own 92,509 or approximately
 .2% and 30,058 (less than .1%) of the Common Shares outstanding at the Record Date, respectively. Mr. Cumming and Mr. Steinberg each disclaims beneficial ownership of the Common Shares held by their respective private charitable foundations. Messrs. Cumming and Steinberg have advised the Company that they intend to cause all Common Shares that they beneficially own and all Common Shares beneficially owned by their charitable foundations to be voted in favor of each nominee named herein, in favor of approval of the 1999 Stock Option Plan, in favor of approval of the Warrant Plan and in favor of ratification of the selection of independent auditors. In addition to Messrs. Cumming and Steinberg, all other directors and officers of the Company beneficially own approximately .4% of the Common Shares outstanding at the Record Date.

VOTING AND REVOCATION OF PROXIES

      Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Common Shares represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named herein, FOR approval of the 1999 Stock Option Plan, FOR approval of the Warrant Plan and FOR ratification of the selection of independent auditors.

      Any proxy signed and returned by a Shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

PROXY SOLICITATION

      The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from Shareholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Shares held of record by them, and such custodians will be reimbursed for their reasonable expenses.

INDEPENDENT AUDITORS

      The Company has been advised that representatives of PricewaterhouseCoopers LLP, the Company's independent auditors for 1998, will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                            ELECTION OF DIRECTORS

      At the Meeting, six directors are to be elected to serve until the next Meeting or until their successors are elected and qualified. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR the six nominees named by the Board of Directors and listed on the following table. The Board of Directors does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Company may propose. The following information is as of April 2, 1999.


                              Age, period served as director, other business
Name and present position,    experience during the last five years and
if any, with the Company      family relationships, if any
----------------------------  --------------------------------------------------

Ian M. Cumming,
   Chairman of the Board....  Mr. Cumming, 58, has served as a director and
                              Chairman of the Board of the Company since June 1978. In addition, he is a director of Allcity Insurance Company ("Allcity") and MK Gold Company ("MK Gold"). Allcity, a consolidated subsidiary of the Company, is a property and casualty insurer. MK Gold, approximately 46% of the common stock of which is beneficially owned by the Company, is an international gold mining company. Mr. Cumming is also a director of Skywest, Inc., a Utah-based regional air carrier.

Paul M. Dougan..............  Mr. Dougan, 61, has served as a director of the
                              Company since May 1985. He has been a director and President and Chief Executive Officer of Equity Oil Company ("Equity Oil"), a company engaged in oil and gas exploration and production, since January 1994. Prior thereto, he served as corporate secretary and manager of corporate development of Equity Oil since May 1968.

Lawrence D. Glaubinger......  Mr. Glaubinger, 73, has served as a director of the Company since May 1979. He has been Chairman of the Board of Stern & Stern Industries, Inc., a New York corporation, primarily engaged in the manufacture and sale of industrial textiles, since November 1977. He has also been President of Lawrence Economic Consulting Inc., a management consulting firm, since January 1977. Mr. Glaubinger is a director of Marisa Christina Inc., an importer of women's clothing.

James E. Jordan.............  Mr. Jordan, 55, has served as a director of the
                              Company since February 1981. Mr. Jordan is a private investor. From October 1986 to June 1997, he was President of The William Penn Corporation ("William Penn"), a holding company for an investment advisor to the William Penn family of mutual funds. During such period, approximately 19.7% of the common stock of William Penn was beneficially owned by the Company. Mr. Jordan is a director of JZ Equity Partners Plc., a British investment trust company.

                              Age, period served as director, other business
Name and present position,    experience during the last five years and
if any, with the Company      family relationships, if any
----------------------------  --------------------------------------------------

Jesse Clyde Nichols, III....  Mr. Nichols, 59, has served as a director of the
                              Company since June 1978. He has been President, since May 1974, of Nichols Industries, Inc., a holding company engaged, through subsidiaries, in manu- facturing.

Joseph S. Steinberg,
  President.................  Mr. Steinberg, 55, has served as a director of the
                              Company since December 1978 and as President of the Company since January 1979. He is also a director of Allcity, MK Gold, Jordan Industries, Inc., a public company, approximately 10% of the common stock of which is beneficially owned by the Company, which owns and manages manufacturing companies, and HomeFed Corporation, a publicly held real estate development company.



The Board of Directors recommends a vote FOR the above-named nominees.

                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

MEETINGS AND COMMITTEES

      During 1998, the Board of Directors held seven meetings and took action on numerous other occasions.

      The Board of Directors has a standing Audit Committee, Executive Committee, Employee Benefits Committee, Option Committee and Nominating Committee.

      The functions of the Audit Committee are to recommend to the Board independent auditors for the Company, to analyze the reports and recommendations of such auditors and to review internal audit procedures and controls. The Audit Committee met once during 1998 and consists of Messrs. Dougan (Chairman), Nichols and Glaubinger.

      The function of the Executive Committee is to exercise the authority of the Board of Directors in the management of the business of the Company at such times as the full Board of Directors is unavailable. The Executive Committee, which took action on two occasions during 1998, consists of Messrs. Cumming (Chairman), Steinberg, Jordan and Glaubinger.

      The functions of the Employee Benefits Committee are to review compensation of the Chairman of the Board and President, and employee benefit and incentive plans, including the Senior Executive Annual Incentive Bonus Plan and, if it is approved at the Meeting, the Warrant Plan, and to present recommendations thereon to the Board. The Employee Benefits Committee met once during 1998, and consists of Messrs. Nichols (Chairman), Dougan and Jordan.

      The function of the Option Committee was to administer the terms of the Company's 1992 Stock Option Plan until the plan's termination on April 1, 1999, and, provided it is approved at the Meeting, the Option Committee will administer the Company's 1999 Stock Option Plan. The Option Committee took action on five occasions during 1998 and consists of Messrs. Jordan (Chairman), Glaubinger and Nichols.

      The function of the Nominating Committee is to consider and present to the Board of Directors its nominations for officers and directors of the Company. The Nominating Committee took action on one occasion during 1998 and consists of Messrs. Jordan (Chairman), Dougan and Nichols.

      A Shareholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting if written notice of such Shareholder's intent to make such nomination has been given to the Company, with respect to an election to be held at an annual meeting of Shareholders, not less than 120 days prior to the first anniversary of the Company's proxy statement in connection with the last Annual Meeting, and, with respect to an election to be held at a special meeting of Shareholders, not later than the tenth day following the date on which notice of such meeting is first given to Shareholders. Such notice shall set forth the name and address of the Shareholder and his or her nominees, a representation that the Shareholder is entitled to vote at such meeting and intends to nominate such person, a description of all arrangements or understandings between the Shareholder and each such nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of such Shareholder's nominees, and the consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company. The Company did not receive any nominations from Shareholders for election as directors at the Meeting.

      All directors attended at least 75% of the meetings of the Board and committees of the Board on which they served.

CERTAIN LITIGATION

      On May 11, 1994, a shareholder of the Company filed a purported derivative action entitled Pinnacle Consultants, Ltd. v. Leucadia National Corporation, et al. (C.A. No. 94 Civ. 3496) against the Company's current Board of Directors and two former directors, John W. Jordan II and Melvin Hirsch. The action, which was filed in the United States District Court for the Southern District of New York, alleged certain Racketeer Influence and Corrupt Organizations Act, securities law, conversion and fraud claims. On December 10, 1996, the Second Circuit Court of Appeals affirmed the order of the District Court dismissing these claims.

      On May 13, 1997, Pinnacle filed a purported derivative complaint in New York State Supreme Court. The action, entitled Pinnacle Consultants, Ltd. v. Leucadia National Corp., et al. (No. 602470/97), is substantially similar to the federal court complaint that was dismissed in 1996. Pinnacle has alleged claims for fraud, waste, breach of fiduciary duty and conversion against the same current and former Leucadia directors who were named as defendants in the federal court action. Defendants' motion to dismiss was granted in part and denied in part. This decision is being appealed to the Appellate Division, First Department, by Pinnacle and the defendants. The appeal remains sub judice.

                 PRESENT BENEFICIAL OWNERSHIP OF COMMON SHARES

      Set forth below is certain information as of April 2, 1999 with respect to the beneficial ownership of Common Shares by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Shares (the Company's only class of voting securities), (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table under "Executive Compensation," (iv) the Steinberg Children Trusts and private charitable foundations established by Mr. Cumming and Mr. Steinberg and (v) all executive officers and directors of the Company as a group. Unless otherwise stated, the business address of each person listed is c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.

                                              Number of Shares
Name and Address                                and Nature of         Percent
of Beneficial Owner                         Beneficial Ownership     of Class
-------------------                         --------------------     --------

Group consisting of
 CMCO, Inc., Robert
 Davidoff, Edwin S.
 Marks, Nancy A.
 Marks, Boas GRAT
 No. 1 Trust, Marks
 Family Foundation,
 Marjorie M. Boas,
 Mark Claster and
 Andrew Boas (a)(b)......................      3,145,284              5.2%
Paul J. Borden...........................          7,300                *
Ian M. Cumming...........................      9,892,002  (c)(d)     16.4%
Paul M. Dougan...........................            100  (e)           *
Lawrence D. Glaubinger...................         77,500               .1%
James E. Jordan..........................         25,000                *
Thomas E. Mara...........................         10,130                *
Jesse Clyde Nichols, III.................         58,939                *
Joseph A. Orlando........................          2,356                *
Joseph S. Steinberg......................      9,093,489  (d)(f)     15.1%
The Steinberg Children Trusts............      1,107,646  (g)         1.8%
Cumming Foundation ......................         92,509  (h)          .2%
The Joseph S. and Diane H. Steinberg
  1992 Charitable Trust..................         30,058  (i)           *
All directors and executive officers
  as a group (11 persons)................     19,239,516             31.9%

-------------------

*  Less than .1%.

(a) The business address of this beneficial owner is c/o CMCO, Inc., 135 East 57th Street, New York, New York 10022.

(b) Based upon Amendment No. 1 to a Statement on Schedule 13D dated December 1, 1992 filed by CMCO, Inc., Robert Davidoff, Edwin S. Marks, Nancy A. Marks, Boas GRAT No. 1 Trust, Marks Family

     Foundation, Marjorie M. Boas, Mark Claster and Andrew Boas and information provided by CMCO, Inc.

(c) Includes 266,712 (.4%) Common Shares beneficially owned by Mr. Cumming's wife (directly and through trusts for the benefit of Mr. Cumming's children of which Mr. Cumming's wife is trustee) as to which Mr. Cumming may be deemed to be the beneficial owner.

(d) Messrs. Cumming and Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of the Company.

(e) Consists of 100 (less than .1%) Common Shares owned by Mr. Dougan's wife as to which Mr. Dougan disclaims beneficial ownership.

(f) Includes 46,400 (less than .1%) Common Shares beneficially owned by Mr. Steinberg's wife and minor daughter as to which Mr. Steinberg may be deemed to be the beneficial owner.

(g) Mr. Steinberg disclaims beneficial ownership of the Common Shares held by the Steinberg Children Trusts.

(h) Mr. Cumming is a trustee and President of the foundation and disclaims beneficial ownership of the Common Shares held by the foundation.

(i) Mr. Steinberg and his wife are the trustees of the foundation. Mr. Steinberg disclaims beneficial ownership of the Common Shares held by the foundation.

      As of April 2, 1999, Cede & Co. held of record 36,802,026 Common Shares (approximately 61.1% of the total number of Common Shares outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

      The following table sets forth information in respect of the compensation of the Chairman of the Board, the President, and each of the other three most highly compensated current executive officers of the Company in 1998, for services in all capacities to the Company and its subsidiaries in 1998, 1997 and 1996.

                                                                                              Long-Term
                                                 Annual Compensation                         Compensation
                                --------------------------------------------------------   ----------------  ------------
Name and Principal                                                          Other Annual       Options         All Other
  Position(s)            Year          Salary            Bonus              Compensation     (# of shares)   Compensation
  -----------            ----          ------            -----              ------------     -------------   ------------
Ian M. Cumming,          1998        $ 546,178       $   16,556(1)        $   198,154(4)         --           $ 98,097(5)
Chairman of the Board    1997          532,816        6,566,231(2)            308,246(4)         --             61,366
                         1996          517,356           15,759(3)            257,830(4)         --             91,885

Joseph S. Steinberg,     1998        $ 546,178       $   16,556(1)        $   324,542(4)         --           $ 91,147(5)
President                1997          532,816        6,566,231(2)            344,819(4)         --             56,608
                         1996          517,356           15,759(3)            298,220(4)         --             98,452

Thomas E. Mara,          1998        $ 260,000       $  767,800           $   --                 --           $ 27,654(5)
Executive Vice           1997          255,000          907,650                52,275(4)         --             35,363
President and Treasurer  1996          250,000          757,500               --               25,000           30,920

Joseph A. Orlando,       1998        $ 170,000       $  675,100               --                 --           $ 12,500(5)
Vice President and       1997          165,000          704,950               --                 --              7,000
Chief Financial          1996          160,000          154,800               --               20,000            6,750
Officer

Paul J. Borden,          1998        $ 135,000       $  454,050               --                 --           $  4,000(6)
Vice President           1997          130,000          453,900               --                 --              4,000
                         1996          125,000          303,750               --                7,500            3,750

----------------------

(1) Represents annual year-end bonus (based on a percentage of salary) paid to all employees. The Employee Benefits Committee of the Board of Directors intends to consider the payment of an additional 1998 performance bonus to each of Messrs. Cumming and Steinberg at the Board of Directors meeting to be held following the 1999 Annual Meeting. See "Report of the Compensation Committee of the Board of Directors--Compensation of Messrs. Cumming and Steinberg."

(2) In 1992, $2,500,000 was placed in escrow for the benefit of each of Messrs. Cumming and Steinberg (the "1992 Escrows") by Leucadia, Inc., a wholly owned subsidiary of the Company ("LI"), pursuant to agreements dated as of December 28, 1992 between LI and each of Messrs. Cumming and Steinberg (the "1992 Escrow Agreements"). In 1993, $4,000,000 was placed in escrow (the "1993 Escrows") by the Company for the benefit of each of Messrs. Cumming and Steinberg pursuant to agreements dated as of December 28, 1993 between the Company and each of Messrs. Cumming and Steinberg (the "1993 Escrow Agreements").

     Pursuant to the 1992 Escrow Agreements, the funds in the 1992 Escrows vested at the rate of 20% for each full calendar year after December 31, 1992 during which Messrs. Cumming and Steinberg, respectively, continued to be employed by the Company or any of its subsidiaries. The 1992 Escrows fully vested on December 31, 1997. The 1993 Escrow Agreements were identical to the 1992 Escrow Agreements described above, except (i) such funds vested at the rate of 20% for each full calendar year after December 31, 1997, during which Messrs. Cumming and Steinberg, respectively, continued to be employed by the Company or any of its subsidiaries, (ii) in the event of the death or disability of Mr. Cumming or Mr. Steinberg, the funds would be 50% vested and (iii) amounts vested were to be paid to Messrs. Cumming and Steinberg on January 1, 2003, unless payment was accelerated by the Board. The vesting and payment schedule was also subject to acceleration at the sole discretion of the Board of Directors, excluding Messrs. Cumming and Steinberg, upon recommendation of the Employee Benefits Committee. The amounts in the escrow accounts were invested at the direction of the Company, which was entitled to receipt of the investment income.

     As required under the agreements, Messrs. Cumming and Steinberg timely filed tax elections resulting in their 1992 recognition for tax purposes of the full $2,500,000 placed in escrow in 1992 and their 1993 recognition for tax purposes of the full $4,000,000 placed in escrow in 1993. As a result, for tax purposes Messrs. Cumming and Steinberg reported income in 1992 and 1993, respectively, equal to the respective amounts placed in escrow in such years, and the Company deducted those respective amounts in such years. As permitted under the agreements, Messrs. Cumming and Steinberg directed that the Company's tax withholding obligation be paid with funds from the escrow accounts, leaving a reduced amount available for actual distribution to Messrs. Cumming and Steinberg from the escrow accounts as bonus compensation.

     As of December 31, 1997, Messrs. Cumming and Steinberg each had fully vested with respect to the 1992 Escrows. Pursuant to the terms of the 1992 Escrow Agreements, on January 2, 1998, Messrs. Cumming and Steinberg were paid $631,157 and $629,672, respectively, out of the 1992 Escrows, net of withholding taxes already paid by Messrs. Cumming and Steinberg, which amounts constituted the remaining funds in the 1992 Escrows, and the 1992 Escrows were terminated. These amounts were credited against and treated as a part of the 1997 performance bonuses on a pre-tax basis. Therefore, of the amounts included in the table, Messrs. Cumming and Steinberg were credited with having received $1,051,929 and $1,120,413, respectively, on a pre-tax basis, from the 1992 Escrows.

     As described under "Report of the Compensation Committee of the Board of Directors--Compensation of Messrs. Cumming and Steinberg," on May 19, 1998, based on the recommendation of the Employee Benefits Committee, the Board accelerated the vesting of the 1993 Escrows and ordered the entire amounts in the 1993 Escrows to be paid to Messrs. Cumming and Steinberg to fund a portion of the 1997 performance bonuses. Accordingly, on May 20, 1998, Messrs. Cumming and Steinberg were paid $2,088,000 and $1,902,600, respectively out of the 1993 Escrows, which amounts constituted the remaining funds in the 1993 Escrows, net of withholding taxes already paid by Messrs. Cumming and Steinberg, and the 1993 Escrows were terminated. Messrs. Cumming and Steinberg each were credited with receiving $4,000,000 on a pre-tax basis from their 1993 Escrows to pay a portion of their 1997 performance bonuses and this amount is included in the table.

     Also includes annual year-end bonus (based on a percentage of salary) paid to all employees.

(3) Represents annual year-end bonus (based on a percentage of salary) paid to all employees. The Board of Directors determined not to award any additional bonus for services rendered in 1996.

(4) Includes non-cash compensation valued in accordance with the disclosure rules of the Securities and Exchange Commission, as follows: personal use of corporate aircraft (Mr. Cumming: $198,154, $308,246 and $251,754 in 1998, 1997 and 1996, respectively, and Mr. Steinberg: $324,542, $343,473, and $293,682 in 1998, 1997 and 1996, respectively) and an automobile transferred by the Company to Mr. Mara for 1997 ($43,650). The value of such non-cash compensation may differ for federal tax purposes.

(5) Included in this amount is the annual premium on a term life insurance policy paid by the Company for the benefit of such person ($5,618 for Mr. Cumming and $2,360 for Mr. Steinberg), directors' fees from affiliates of the Company ($88,478 for Mr. Cumming, $84,787 for Mr. Steinberg, $23,654 for Mr. Mara and $8,500 for Mr. Orlando) and a contribution of $4,000 made by the Company to a defined contribution 401(k) plan on behalf of the named person.

(6) Consists of a contribution by the Company to a defined contribution 401(k) plan.

                    AGGREGATE OPTION EXERCISES IN 1998 AND
                      OPTION VALUES AT DECEMBER 31, 1998

      The following table provides information as to options exercised by each of the named executives in 1998 and the value of options held by such executives at year end measured in terms of the last reported sale price for the Common Shares on December 31, 1998 ($31.50, as reported on the New York Stock Exchange ("NYSE") Composite Tape).

                                                                                   Number of
                                                                                   Unexercised            Value of Unexercised
                                                                                   Options                In-the-Money Options
                                                                                   at December 31, 1998   at December 31, 1998
                                                                                   --------------------   --------------------
                                      Number of Shares
                                      Underlying Options                           Exercisable/           Exercisable/
Name                                  Exercised            Value Realized          Unexercisable          Unexercisable
----                                  ------------------   --------------          -------------          -------------
Ian M. Cumming                               --                  --                0/0                    $0/$0

Joseph S. Steinberg                          --                  --                0/0                    $0/$0

Thomas E. Mara                               --                  --                30,000/15,000          $270,000/$73,125

Joseph A. Orlando                            --                  --                16,000/12,000          $127,500/$58,500

Paul J. Borden                            7,300            $129,163                1,700/4,500            $15,713/$21,938


                                 RETIREMENT PLAN

      The Company and certain of its affiliated companies maintain a retirement plan, as amended and restated effective December 31, 1995 (the "Retirement Plan"), for certain of its employees and employees of these affiliated companies. The Retirement Plan is intended to qualify under the provisions of
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). Benefits under the Retirement Plan are provided by an insurance company separate account which receives and invests company contributions. Participants are not required to make any contributions under the Retirement Plan. Benefit accruals under the Retirement Plan were frozen effective December 31, 1998. Employees who were not participants in the Retirement Plan on December 31, 1998 are no longer eligible to participate in the Retirement Plan.

      The Retirement Plan contains provisions for optional forms of payment and provides that the normal form of benefit in the case of a married participant is a benefit actuarially equivalent to an annuity for the life of the participant payable in the form of a 50% joint and survivor annuity for the participant and his spouse.

      A participant employed by the Company with 10 or more years of service, who is age 55 or over, but less than age 65, and who has retired from the Company or a participating affiliate, may elect to receive an early retirement benefit. A participant with less than 10 years of service or who is under age 55, who has terminated employment with the Company or a participating affiliate, may elect to receive an early deferred vested benefit. The amount of such benefits are actuarially reduced to reflect payment before age 65.

      The projected annual retirement benefits under the Retirement Plan of the executive officers named in the Summary Compensation Table, expressed in the form of a straight-life annuity with no reduction for early commencement, and assuming continuous employment until age 65, are estimated as follows:

                  Ian M. Cumming.............$25,286*
                  Joseph S. Steinberg........ 30,439*
                  Thomas E. Mara............. 19,557*
                  Joseph A. Orlando.......... 28,698*
                  Paul J. Borden............. 27,151*

     The Company and certain of its affiliated companies intend to adopt a new defined contribution plan effective January 1, 1999 which will provide for quarterly contributions for all eligible employees equal to a percentage of eligible compensation determined on the basis of age and service.

--------------------

* The benefits shown take into account limitations contained in Section 415 of the Code, and other limits on plan benefits that exist because of distributions received from a prior plan terminated as of December 31, 1988.


                             EMPLOYMENT AGREEMENTS

      The Company has employment agreements with Messrs. Cumming and Steinberg that provide for Mr. Cumming's employment as Chairman of the Board and Chief Executive Officer of the Company and for Mr. Steinberg's employment as President and Chief Operating Officer of the Company through June 30, 2003 at annual salaries of $500,000 (subject to cost-of-living adjustments), plus such additional compensation as may be voted by the Board of Directors of the Company. Messrs. Cumming and Steinberg are entitled to participate in all incentive plans of the Company and other subsidiary and affiliated companies, and the Company has agreed to carry at its expense term life insurance policies on their lives in the amount of $1,000,000 each, payable to such beneficiaries as each of Messrs. Cumming and Steinberg shall designate. Under the agreements, if there is a change in control of the Company and if either the employment of Messrs. Cumming or Steinberg is terminated by the Company without cause or Messrs. Cumming or Steinberg terminates his employment within one year of certain occurrences (such as the appointment or election of another person to his office, the occurrence of the aggregate compensation and other benefits to be received by him for any twelve full calendar months falling below 115% of that received by him during the comparable preceding period, or a change in the location of his principal place of employment), Messrs. Cumming or Steinberg will be entitled to receive a severance allowance equal to the remainder of the aggregate annual salary (as adjusted for increases in the cost of living) that he would have received under his employment agreement. In addition, the Company or its successors will continue to carry through the scheduled termination of the employment agreements the life insurance payable to the beneficiaries of Messrs. Cumming and Steinberg. In consideration of the proposed Warrant Plan providing for the contemplated issuance of warrants to Messrs. Cumming and Steinberg, Messrs. Cumming and Steinberg have agreed to the extension of their respective employment agreements through June 30, 2005. See "PROPOSED SENIOR EXECUTIVE WARRANT PLAN."

      In December 1998, pursuant to Board approval, the Company and Mr. Steinberg entered into a Deferred Compensation Agreement pursuant to which all compensation payable by the Company to Mr. Steinberg for the 1999 calendar year is to be deferred and will accrue simple interest at a rate equal to the one-year treasury bill rate in effect, resettable quarterly.

      For information concerning certain other compensation placed in escrow for the benefit of Messrs. Cumming and Steinberg, see footnote (2) to the Summary Compensation Table above.

                           COMPENSATION OF DIRECTORS

      Directors who are also employees of the Company receive no remuneration for services as a member of the Board or any committee of the Board. In 1998, each director who was not an employee of the Company received a retainer of $18,000 plus $500 for each meeting of the Board and $300 for each meeting of a committee of the Board ($400 if a committee chairman) that he attended. In addition, under the terms of the 1992 Stock Option Plan, each non-employee director is automatically granted options to purchase 1,000 Common Shares on the date on which the annual meeting of the Company's shareholders is held each year. The purchase price of the Common Shares covered by such options is the fair market value of such Common Shares on the date of grant. These options become exercisable at the rate of 25% per year commencing one year after the date of grant. As a result of this provision, options to purchase 1,000 Common Shares at an exercise price of $35.375 per Common Share were awarded to each of Messrs. Paul M. Dougan, Lawrence D. Glaubinger, James E. Jordan and Jesse Clyde Nichols, III on May 19, 1998.

      For additional information, see "Certain Relationship and Related Transactions" and "Compensation Committee Interlocks and Insider Participation" below.


                                INDEMNIFICATION

      Pursuant to contracts of insurance dated October 2, 1998 with National Union Fire Insurance Company of Pittsburgh, Pennsylvania, 175 Water Street, New York, New York 10038, and Reliance Insurance Company, 77 Water Street, New York, New York 10005, the Company maintains a combined $20,000,000 indemnification insurance policy covering all directors and officers of the Company and its named subsidiaries. The annual premium for such insurance is $664,000. During 1998, no payments were received under the Company's indemnification insurance.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Pursuant to an agreement dated as of August 1, 1988 and restated as of December 16, 1997, among the Company, Ian M. Cumming and Joseph S. Steinberg, upon the death of either Mr. Cumming or Mr. Steinberg, the Company has agreed to purchase from the respective estate up to 55% of his direct and/or indirect interest in the Company, subject to reduction in certain circumstances, not to exceed $50,000,000 in value. The agreement provides that Messrs. Cumming's and Steinberg's interests in the Company will be valued at the higher of the average closing price of the Common Shares on the New York Stock Exchange for the 40 trading days preceding the date of death or the net book value of the Common Shares at the end of the fiscal quarter preceding the date of death. The Company has agreed to fund the purchase of Common Shares pursuant to this Agreement by purchasing and maintaining insurance on the life of each of Messrs. Cumming and Steinberg in the aggregate face amount of $50,000,000 per individual. This agreement, originally scheduled to expire in December 1997, was extended to June 2003 (subject to earlier termination in certain circumstances). The Company has purchased the life insurance contemplated by this agreement, the premiums for which aggregated approximately $339,000 in 1998. These amounts are not included in the Summary Compensation Table appearing elsewhere in this Proxy Statement.

      For information concerning certain compensation placed in escrow for the benefit of Messrs. Cumming and Steinberg, see footnote (2) to the Summary Compensation Table and "Employment Agreements" above.

      On April 1, 1999, the Company declared a cash dividend on the Common Shares in the amount of $12.00 per share (the "Dividend"). In connection with the Dividend, and in order to comply with the terms of a ruling from the Internal Revenue Service related to the Dividend, the Company offered to pay to each holder of outstanding options in cancellation of all options held an amount equal to the spread between the exercise price of such holder's options and the higher of (1) $32.875 and (2) the average closing price of a Common Share on the New York Stock Exchange for the five trading days following the public announcement of the Dividend, multiplied by the number of Common Shares subject to options held by such holder. Additional amounts will be paid to option holders (other than non-employee directors) to reimburse them for additional tax costs attributable to the option cancellation. Holders of all outstanding options accepted the Company's offer. Upon declaration of the Dividend, all options were cancelled. Payments in respect of the cancellation of the options will be made within ten days of the declaration of the Dividend. Directors and executive officers held options to purchase an aggregate of 113,750 Common Shares as follows:

                                                   Number of Shares
                  Name                             Underlying Options
                  ----                             ------------------

                  Paul J. Borden                         6,200
                  Paul M. Dougan                         4,250
                  Lawrence D. Glaubinger                 3,000
                  Mark Hornstein                         5,800
                  Barbara L. Lowenthal                   7,500
                  James E. Jordan                        7,000
                  Thomas E. Mara                        45,000
                  Jesse Clyde Nichols, III               7,000
                  Joseph A. Orlando                     28,000

      For additional information, see "Compensation Committee Interlocks and Insider Participation," below.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS*

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS (OTHER THAN IAN M. CUMMING AND JOSEPH S. STEINBERG)

     The Employee Benefits Committee of the Board of Directors (the "Committee"), consisting of Mr. Nichols (Chairman), Mr. Dougan and Mr. Jordan, each of whom is a non-employee director, recommends to the Board of Directors the compensation of Messrs. Cumming and Steinberg, Chairman of the Board and President of the Company, respectively. The Option Committee of the Board of Directors awards stock options upon the recommendation of Messrs. Cumming and Steinberg. Salary and bonus compensation of executive officers of the Company are determined by Messrs. Cumming and Steinberg under authority of the Board of Directors.

     The Company's compensation package for executive officers consists of four basic elements: (1) base salary; (2) annual bonus compensation; (3) long-term incentives in the form of stock options granted pursuant to the Company's 1992 Stock Option Plan and, if approved by the Shareholders, the 1999 Stock Option Plan (the "Stock Option Plan"); and (4) retirement benefits pursuant to the Company's Retirement Plan. Other elements of compensation include a defined contribution 401(k) plan and medical and life insurance benefits available to employees generally.

     Each element of compensation has a different purpose. Salary and bonus payments are designed mainly to reward current and past performance. Stock options are primarily designed to provide strong incentive for superior long-term future performance and are directly linked to shareholders' interests because the value of the awards will increase or decrease based upon the future price of the Common Shares. Retirement benefits generally are designed to reward prior service.

     Base compensation of executive officers is determined by Messrs. Cumming and Steinberg consistent with the executive's office and level of responsibility, with annual salary increases, which generally amount to a small percentage of the executive's prior base salary, primarily reflecting cost of living increases. However, where appropriate to reflect an executive's increase in office and/or responsibility, annual salary increases may be significant.

     The Company's executive compensation policy emphasizes performance based compensation. Accordingly, a large percentage of annual compensation consists of bonus compensation. This ensures that compensation paid to an executive reflects the individual's specific contributions to the success of the Company, as well as the level and degree of complexity involved in his contributions to the Company (which historically often have involved restructuring newly acquired enterprises, the success of which may not be evident for several years). Bonus compensation is determined on the basis of Messrs. Cumming's and Steinberg's subjective assessment of an executive's performance, the Company's performance and each individual's contribution thereto. Bonus compensation is not based on any specific formula.

     The Company, by means of its Stock Option Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. From time to time, stock options may be awarded which, under the terms of the Stock Option Plan permit the executive officer or other employee to purchase Common Shares at not less than the fair market value of the Common Shares on the date of grant. The extent to which the employee realizes any gain is, therefore, directly related to increases in the


--------------------------------

* The disclosure contained in this section of this Proxy Statement is not incorporated by reference into any filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporate filings or portions thereof (including this Proxy Statement or the "Executive Compensation" section of this Proxy Statement) without specific reference to the incorporation of this section of this Proxy Statement.

price of the Common Shares and hence, shareholder value, during the period of the option. Options granted to executive officers generally become exercisable at the rate of 20% per year, commencing one year after the date of grant. As with base salary and bonuses, the amount of stock options awarded to an executive officer is not based on any specific formula, but rather on a subjective assessment of the executive's performance and the Company's performance.

     Under the provisions of Section 162(m) of the Code, the Company would not be able to deduct compensation to its executive officers whose compensation is required to be disclosed in the Company's proxy statement for such year in excess of $1 million per year unless such compensation was within the definition of "performance-based compensation" or meets certain other criteria. To qualify as "performance-based compensation," in addition to certain other requirements, compensation generally must be based on achieving certain pre-established objective performance criteria. The Committee believes that ordinarily it is in the best interest of the Company to retain maximum flexibility in its compensation programs to enable it to appropriately reward, retain and attract the executive talent necessary to the Company's success. To the extent such goals can be met with compensation that is designed to be deductible under
Section 162(m), such as the Stock Option Plan and the Senior Executive Annual Incentive Bonus Plan (described below), such compensation plans will be used. However, the Committee recognizes that, in appropriate circumstances, compensation that is not deductible under Section 162(m) may be paid in the Committee's discretion.

     The Company believes that the executive compensation program has enabled it to attract, motivate and retain senior management by providing a competitive total compensation opportunity based on performance. Base salaries, combined with annual variable performance based bonus awards that reflect the individual's level of responsibility, performance and contribution to the Company are important elements of the Company's cash compensation philosophy. Together with the Company's executive stock ownership, the Company's total executive compensation program not only aligns the interest of executive officers and shareholders, but also permits the Company to attract talented senior management. Messrs. Cumming and Steinberg and the Board believe the program strikes an appropriate balance between short- and long-term performance objectives.

COMPENSATION OF MESSRS. CUMMING AND STEINBERG

     The base compensation of Messrs. Ian M. Cumming and Joseph S. Steinberg, Chairman of the Board and President of the Company, respectively, is set pursuant to employment agreements between the Company and each of Messrs. Cumming and Steinberg entered into as of December 28, 1993, that cover the period from July 1, 1994 through June 30, 2003. See "Employment Agreements." The base salaries of Messrs. Cumming and Steinberg provided for in the current employment agreements were determined by the Committee, which presented its recommendation to the entire Board of Directors (with Messrs. Cumming and Steinberg abstaining) and represents an increase over their prior base salaries, primarily reflecting cost-of-living increases. The Committee reviews other compensation for each of Messrs. Cumming and Steinberg and presents its recommendations thereon to the entire Board of Directors.

     The Committee met once in May 1998 to consider the 1997 performance bonuses for Messrs. Cumming and Steinberg and once in 1999 to consider the adoption of the Warrant Plan, which provides for the issuance of warrants to Messrs. Cumming and Steinberg upon authorization of the Committee, subject to the terms of the Warrant Plan.

     1997 Performance Bonus. As disclosed in the 1998 proxy statement, a portion of the 1997 performance bonuses ($232,051 for Mr. Cumming and $288,508 for Mr. Steinberg) was determined and paid in 1997. This was done to permit the Company to take advantage of the maximum 1997 federal deduction available to the Company resulting from the application of Section 162(m) of the Code, which limits to $1 million per employee per year the deductibility of non-performance based compensation payable to each of the Company's five most highly compensated executive officers.

     The Committee's ultimate determination of 1997 performance bonuses for Messrs. Cumming and Steinberg was made in May 1998 following the 1998 Annual Meeting of Shareholders and was based upon their subjective assessment of the performance of Messrs. Cumming and Steinberg and the performance of the Company, particularly in light of the sale of the Company's Colonial Penn life insurance group to Conseco, Inc. in September 1997 and the sale of the Company's Colonial Penn property and casualty group to General Electric Capital Corporation in November 1997. In making this assessment, the Committee reviewed certain financial information, including information concerning the historical relationship between the Company's audited pre-tax income and annual bonuses paid to Messrs. Cumming and Steinberg, and considered that payment of a significant bonus was likely to exceed amounts deductible under Section 162(m) of the Code. Thereafter, the Committee determined that a performance bonus of $6,550,000 was appropriate for 1997. The Committee unanimously recommended to the Board of Directors that such annual bonuses be awarded to Messrs. Cumming and Steinberg.

     The Committee then considered whether to treat amounts paid to Messrs. Cumming and Steinberg on January 2, 1998 from the 1992 Escrows upon termination of such Escrows ($631,157 for Mr. Cumming and $629,672 for Mr. Steinberg, in each case net of withholding taxes already paid), as part of the 1997 performance bonuses. Payments from these escrows were intended to be included as part of bonus compensation paid to Messrs. Cumming and Steinberg and were not intended as compensation in addition to salaries and bonuses. After consideration, the Committee determined that amounts paid to Messrs. Cumming and Steinberg on January 2, 1998 from the 1992 Escrows should be credited against and treated as part of the 1997 performance bonuses on a pre-tax basis. As a result, Messrs. Cumming and Steinberg were credited with having received $1,051,929 and $1,120,413, respectively, from their 1992 Escrows towards the payment of their 1997 performance bonuses.

     The Committee then considered whether to use the funds in the 1993 Escrows to pay part of the unpaid portion of the recommended 1997 performance bonuses (after giving effect to the 1998 payments from the 1992 Escrows and 1997 bonus payments made in 1997). The Committee noted that the 1993 Escrows were established to provide the Company with a fund for which the Company had already received a tax deduction (and in respect of which applicable withholding taxes had already been paid) from which compensation in excess of the Section 162(m) deduction limitation could be paid. The Committee also noted that any payments from the 1993 Escrows would not be applied toward the Section 162(m) deduction limitation threshold. The Committee was advised that no funds had vested under the 1993 Escrows. After considering the acceleration and vesting provisions of the 1993 Escrows and various payment alternatives, the Committee determined to accelerate the entire amount of the 1993 Escrows and to pay such amounts to Messrs. Cumming and Steinberg as part of the recommended 1997 performance bonuses. As a result, Messrs. Cumming and Steinberg would be credited with receiving $4,000,000 each, on a pre-tax basis, from their 1993 Escrows towards the payment of their 1997 performance bonuses. The Committee further determined to pay the balance of the recommended 1997 performance bonuses out of general corporate funds.

     Thereafter, based upon the Committee's recommendation and the factors considered by the Committee, the Board of Directors approved (with Messrs. Cumming and Steinberg abstaining) the recommended 1997 performance bonuses, the treatment of amounts paid in 1998 from the 1992 Escrows as part of the recommended 1997 performance bonuses, the acceleration of payment of all amounts under the 1993 Escrows to be used to fund a portion of the recommended 1997 performance bonuses and the payment of the balance of the recommended 1997 performance bonuses out of general corporate funds.

     Warrant Plan. On March 26, 1999, the Committee met to consider the Warrant Plan, which provides for the issuance of warrants as an incentive for future services to the Company from Messrs. Cumming and Steinberg, subject to Shareholder approval. In determining whether to recommend approval of the Warrant Plan to the Board of Directors, the Committee considered the specific terms of the Warrant Plan, together with a variety of factors, including the fact that (i) each of Messrs. Cumming and Steinberg is party to an employment agreement with the Company, which provides for certain base salary and such other compensation as may be granted by the Board of Directors; (ii) warrants have been a part of the total compensation to Messrs. Cumming and Steinberg in the past, first having been granted in 1979, together with the specific characteristics of the prior warrants; (iii) warrants granted pursuant to the Warrant Plan would have an exercise price above the market price of the underlying Common Shares on the date of issuance of the warrants, thereby linking any appreciation in the value of the warrants to an increase in the market price of the underlying Common Shares and would contain such restrictions on vesting as determined by the Committee; and (iv) certain tax considerations, including that warrants granted pursuant to the Warrant Plan would be designed to conform with the provisions of Section 162(m) to qualify as deductible compensation. The Committee noted that the existing employment agreements of Messrs. Cumming and Steinberg would expire on June 30, 2003, almost one year before the earliest expiration date for the warrants issuable under the Warrant Plan. The Committee also noted that Messrs. Cumming and Steinberg would agree to extend the term of their respective employment agreements through June 30, 2005 in consideration for the Board's consideration of the Warrant Plan. The Committee believed that warrants issuable under the Warrant Plan would be structured to be an incentive to future services to the Company while providing Messrs. Cumming and Steinberg with the opportunity to share in any future increases in the market value of the Company. In order to comply with the provisions of the IRS ruling received in connection with the Dividend, the Warrant Plan does not permit the grant of any warrants prior to the payment date of the Dividend. Based upon the foregoing, the Committee unanimously recommended to the Board of Directors that the Warrant Plan be approved, subject to Shareholder approval.

     Thereafter, on April 1, 1999, based upon the Committee's recommendation and the factors considered by the Committee, the Board of Directors approved (with Messrs. Cumming and Steinberg abstaining) the Warrant Plan, subject to Shareholder approval.

     1998 Performance Bonus. The Committee and the Board of Directors intend to consider the 1998 performance bonus for each of Messrs. Cumming and Steinberg at the 1999 organizational meeting of the Board following the Meeting. In so doing, the Committee intends to make any such awards under the Senior Executive Annual Incentive Bonus Plan (the "Incentive Bonus Plan"), adopted by the Committee and the Board of Directors in August 1997 and approved by the Shareholders at the 1997 Annual Meeting.

     The Incentive Bonus Plan provides for annual incentive cash bonuses to be paid to Messrs. Cumming and Steinberg, provided certain performance goals are attained. The Incentive Bonus Plan directly links the annual incentive bonus of Messrs. Cumming and Steinberg with the performance of the Company, while providing the Committee the flexibility to reduce the amounts to be paid thereunder.

     The Incentive Bonus Plan is designed so that the cash bonuses awarded thereunder will qualify as "performance-based compensation" under Section 162(m) of the Code, which limits to $1 million per employee per year the deductibility of non-performance based compensation payable to each of the Company's five most highly compensated executive officers. To qualify as "performance-based compensation," compensation generally must be paid pursuant to a pre-established objective performance criterion or standard that precludes the exercise of discretion to increase the amount of compensation payable upon the attainment of the performance goal. The Incentive Bonus Plan is designed to comply with such standard.

     The Incentive Bonus Plan provides for annual incentive bonuses to be paid to each of Messrs. Cumming and Steinberg in an amount equal to 1.00% of the audited pre-tax earnings of the Company and its consolidated subsidiaries for each of the five fiscal years commencing 1998. The amount of the annual incentive bonus awarded to each participant in any given year is subject to reduction by the Committee, in its sole discretion. Payments under the Incentive Bonus Plan will be made in cash following written certification by the Committee as to the amount of the annual incentive bonus for any given year.

     The Committee has discretion, where appropriate, to pay additional bonuses to Messrs. Cumming and Steinberg outside the Incentive Bonus Plan. In such event, the Committee will consider amounts paid to Messrs. Cumming and Steinberg under the Incentive Bonus Plan. To the extent that the Committee determines to award performance bonuses for a given year outside the Incentive Bonus Plan, such compensation may not be deemed to be performance-based compensation.

     The Committee consists of Jesse Clyde Nichols, III, Chairman, Paul M. Dougan and James E. Jordan.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Committee consists of Jesse Clyde Nichols, III, Chairman, Paul M. Dougan and James E. Jordan.

     In January 1994, the Company acquired 50% of Symskaya Exploration, Inc. ("SEI"), a company engaged in the exploration and development of oil and gas in the Krasnoyarsk region of eastern Siberia. Equity Oil (of which Paul Dougan, a director of the Company, is President and Chief Executive Officer) owns the remaining 50% of SEI. In connection with such acquisition, the Company has agreed to match Equity Oil's contributions to SEI for SEI's projects through the initial five-year term of the agreement. In 1998, the Company contributed $304,000 to this investment.


     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Pacific Stock Exchange. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers, directors and greater than 10% beneficial shareholders, the Company believes that during the year ended December 31, 1998, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except that a Form 4 was not timely filed by each of Ian M. Cumming, James E. Jordan and Jesse Clyde Nichols. Messrs. Cumming, Jordan and Nichols subsequently filed Form 4's to report the transactions.

                   SHAREHOLDER RETURN PERFORMANCE GRAPH**

      Set forth below is a graph comparing the cumulative total shareholder return on Common Shares against cumulative total return of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the Standard & Poor's Financial (Multi-Line Insurance Companies) Index (the "S&P Insurance Index") for the five-year period commencing December 31, 1993 (as required by the Securities and Exchange Commission). The data was furnished by Standard & Poor's Compustat Services, Inc.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF THE COMPANY, S&P 500 INDEX AND S&P INSURANCE INDEX

      The following graph assumes that $100 was invested on December 31, 1993 in each of the Common Shares, the S&P 500 Index and the S&P Insurance Index and that all dividends were reinvested.

                                                     INDEXED RETURNS
                                                     ---------------
                             Base                      Years Ending
                            Period
Company / Index             Dec 93    Dec 94    Dec 95    Dec 96    Dec 97    Dec 98
-------------------------------------------------------------------------------------
Leucadia National Corp       100      109.15    123.86    133.77    173.78    158.67
S&P 500 Index                100      101.32    139.40    171.40    228.59    293.91
Insurance (Multi-Line)-500   100      105.19    154.62    196.06    299.05    329.45












----------------------------------
**    The disclosure contained in this section of the Proxy Statement is not incorporated by reference into any prior filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this Proxy Statement or the "Executive Compensation" section of this Proxy Statement).

                        PROPOSED 1999 STOCK OPTION PLAN

      The Board of Directors has recommended that Shareholders approve the 1999 Stock Option Plan that was adopted by the Board of Directors on April 1, 1999. The 1999 Stock Option Plan is intended to replace the 1992 Stock Option Plan that was terminated by the Board of Directors effective April 1, 1999. As described under "Executive Compensation - Certain Relationships and Related Transactions," on April 1, 1999 all outstanding options were cancelled.

            The 1999 Stock Option Plan is intended to afford non-employee directors and certain key employees of the Company or any subsidiary or parent corporation thereof who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, thereby creating in such persons an increased interest in and a greater concern for the welfare of the Company. The Company, by means of the 1999 Stock Option Plan, seeks to retain the services of persons now holding non-employee directorships and other key positions and to secure the services of persons capable of filling such positions. Two types of options ("Options") may be granted pursuant to the 1999 Stock Option Plan: those intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Options") and those not intended to satisfy the requirements for Incentive Options ("Non-Qualified Options"). In addition, stock appreciation rights ("Rights") may be granted alone or in conjunction with or in the alternative to Options. See "--Federal Income Tax Consequences" below.

      The following summary of the 1999 Stock Option Plan is not intended to be complete and is qualified in its entirety by reference to the 1999 Stock Option Plan, a copy of which is attached as Annex A to this Proxy Statement.

      The 1999 Stock Option Plan provides for the granting of Options or Rights to purchase or acquire in the aggregate, up to 1,200,000 Common Shares (which number is subject to adjustment in the event of stock dividends, stock splits and other contingencies) (the "Shares") from time to time beginning on April 1, 1999. However, to comply with the provisions of the ruling received from the IRS in connection with the Dividend, no options will be granted until after the distribution date of the Dividend. The 1999 Stock Option Plan will continue indefinitely until terminated by the Board of Directors or the Option Committee or unless shareholder approval is not received by April 1, 2000 (in which case all Options and/or Rights granted thereunder will be retroactively revoked). The Shares with respect to which Options or Rights may be granted may be made available from either authorized and unissued shares or treasury shares. The 1999 Stock Option Plan will become effective only upon the affirmative vote of the holders of a majority of the Common Shares voted at the Meeting. Messrs. Cumming and Steinberg have advised the Company that they intend to cause all Common Shares that they beneficially own to be voted in favor of approval of the 1999 Stock Option Plan.

ADMINISTRATION

      The 1999 Stock Option Plan is administered by the Option Committee, which has the authority, in its discretion and subject to the express provisions of the 1999 Stock Option Plan (including the provisions regarding automatic grants of Options to non-employee directors of the Company), to determine, among other things, the persons to receive Options or Rights, the date of grant of such Options or Rights, the number of Shares to be subject to each Option or Right, the purchase price of each Share subject to such Options or Rights and the terms and provisions of the respective Options or Rights (which need not be identical). In determining the persons to whom Options or Rights are to be granted under the 1999 Stock Option Plan, the Option Committee will consider the employee's length of service, the amount of such employee's earnings and such employee's responsibilities and duties. The Company will receive no monetary consideration for the granting of Options or Rights under the 1999 Stock Option Plan.

      Incentive Options and Rights may be granted only to salaried key employees of the Company or any subsidiary or parent corporation thereof now existing or hereafter formed or acquired. Non-Qualified Options and Rights may be granted to salaried key employees of the Company or any subsidiary or parent corporation thereof now existing or hereafter formed or acquired. Non-Qualified Options will be granted to non-employee directors of the Company as discussed below. The aggregate number of Shares with respect to which Options and/or Rights may be granted under the 1999 Stock Option Plan to any employee in any one taxable year is 300,000.

      The purchase price of Shares issuable upon exercise of each Option granted pursuant to the 1999 Stock Option Plan will be not less than 100% of the fair market value of such Shares on the date the Option is granted, as determined in accordance with the 1999 Stock Option Plan. Any Option granted under the 1999 Stock Option Plan may be exercised upon such terms and conditions as may be determined by the Option Committee, except that no Incentive Option may be exercisable more than ten years after the date on which it is granted and no Incentive Option may be granted after April 1, 2009. The Option Committee has the right to accelerate, in whole or in part, rights to exercise any Option granted under the 1999 Stock Option Plan. In the discretion of the Option Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or
(iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto. The Option Committee may prescribe additional terms and conditions to Options and/or Rights, subject to the limitations contained in the 1999 Stock Option Plan.

      The 1999 Stock Option Plan provides for the automatic grant of Non-Qualified Options to purchase 1,000 Shares to each non-employee director of the Company (a "Director Participant") on the date on which the annual meeting of the Company's Shareholders (including any adjournments thereof) is held in each year. Although this automatic grant of Options to Director Participants generally would commence with the Meeting, to comply with the IRS ruling with respect to the Dividend, the automatic grant of Non-Qualified Options instead will commence following the Annual Meeting of Shareholders of the Company to be held in 2000. However, during the first year of the 1999 Stock Option Plan and after payment of the Dividend, the Board of Directors may make a discretionary grant of Non-Qualified Options to the Director Participants. The purchase price of the Shares covered by the Non-Qualified Options will be the fair market value of the Shares at the date of the grant. Non-Qualified Options granted to Director Participants may not be exercised for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, such Non-Qualified Option will be exercisable for the period ending five years from the date of grant of such Non-Qualified Option, subject to limitations or restrictions pursuant to the terms of the 1999 Stock Option Plan.

      The 1999 Stock Option Plan permits, in certain circumstances, the exercise of Options and Rights for a limited period following termination of employment due to death, retirement, disability or dismissal other than for cause.

      The 1999 Stock Option Plan may be amended from time to time by the Board of Directors, provided that no amendment will be made, without the approval of the Shareholders, that will increase the total number of Shares reserved for Options and Rights under the 1999 Stock Option Plan or the maximum number of Shares with respect to which Options and/or Rights may be granted under the 1999 Stock Option Plan to any one employee in any one taxable year (other than an increase resulting from an adjustment for changes in capitalization such as a stock dividend or stock split) or alter the class of eligible participants.

      It is intended that the cash proceeds to be received by the Company from the sale of Shares pursuant to the 1999 Stock Option Plan will be used by the Company for general corporate purposes.

      The Board of Directors may at any time suspend or terminate the 1999 Stock Option Plan, provided that rights and obligations under any Option or Right granted while the 1999 Stock Option Plan is in effect may not be altered or impaired by suspension or termination of the 1999 Stock Option Plan, except upon the consent of the person to whom the Option or Right was granted.

      In the event of any change in the outstanding Common Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the 1999 Stock Option Plan, the Option Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the 1999 Stock Option Plan, the number and kind of shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Common Shares and other value determinations applicable to outstanding Options and Rights.

      In the event of an "Extraordinary Event" with respect to the Company (including a change in control of the Company, a sale of all or substantially all of the assets of the Company, and certain mergers or like business combinations, a partial liquidation under Section 302(b)(4) of the Code, and any other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of securities convertible into Common Shares), as described in the 1999 Stock Option Plan, all then outstanding Options and Rights that have not vested or become exercisable at the time of the Extraordinary Event will immediately become exercisable. The Option Committee, in its sole discretion, may determine that, upon the occurrence of an Extraordinary Event, each Option or Right then outstanding will terminate within a specified number of days after notice to the holder, and such holder will receive, with respect to each Share subject to such Option or Right, cash in an amount not less than the excess of the fair market value of such Share (as determined in accordance with the 1999 Stock Option Plan) over the exercise price per Share of such Option or Right. The provisions contained in the preceding sentence will be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder. Notwithstanding the foregoing, any of the events described above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company shall not constitute an Extraordinary Event with respect to the Company.

      Options or Rights granted under the 1999 Stock Option Plan are non-transferable, except by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Option Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

      FEDERAL INCOME TAX CONSEQUENCES

      Incentive Options. Incentive Options under the 1999 Stock Option Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

      Under the Code, the grantee of an Incentive Option generally is not subject to regular income tax upon the receipt or exercise of the Incentive Option. Special rules apply to an employee who exercises an Incentive Option by delivering Shares previously acquired pursuant to the exercise of an Incentive Option.

      For purposes of computing any alternative minimum tax ("AMT") liability, an employee who exercises an Incentive Option generally would be required to increase his or her "alternative minimum taxable income" by an amount equal to the excess of the fair market value of a Share at the time the Option is exercised over the exercise price and, for AMT purposes, must compute his or her tax basis in the acquired Share as if such Share had been acquired through the exercise of a Non-Qualified Option (as described below). The amount of any AMT liability attributable to the exercise of an Incentive Option generally will be allowed as a credit offsetting regular tax liability in subsequent years.

      If, subsequent to the exercise of an Incentive Option (whether paid for in cash or in shares), the optionee holds the Shares received upon exercise for a period extending to the later of two years from the date of grant or one year from the date of transfer pursuant to the exercise of such Option (the "applicable holding period"), the difference (if any) between the amount realized from the sale of such Shares and their tax basis to the holder will be taxed as long-term capital gain or loss (provided that such shares were held by the optionee as a capital asset at the time). If the holder is subject to the AMT in the year of disposition, his or her tax basis in the Shares will be determined, for AMT purposes, as described in the preceding paragraph. If, however, an optionee does not hold the Shares so acquired for the applicable holding period, thereby making a "disqualifying disposition," the optionee would realize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the Shares at the date the Incentive Option was exercised over the exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price paid for such Shares, and the balance, if any, of income would be long-term capital gain (provided the holding period for the Shares exceeded one year and the optionee held the Shares as a capital asset at such time).

      A deduction will not be allowed to the employer corporation for federal income tax purposes with respect to the grant or exercise of an Incentive Option or the disposition, after the applicable holding period, of Shares acquired upon exercise of an Incentive Option. In the event of a disqualifying disposition, a federal income tax deduction will be allowed to the employer corporation in an amount equal to the ordinary income included by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the employer corporation and is reasonable and that no other limitations under the Code apply.

      Non-Qualified Options and Stock Appreciation Rights. A Non-Qualified Option is one that is not intended to qualify as an incentive stock option under
Section 422(b) of the Code. An individual who receives a Non-Qualified Option will not recognize any taxable income upon the grant of such Non-Qualified Option. In general, upon exercise of a Non-Qualified Option an individual will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares at the time of exercise over the exercise price.

      An individual who receives a Right will not recognize any taxable income upon the grant of such Right. Generally, upon the receipt of cash or the transfer of Shares pursuant to the exercise of a Right, an individual will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the Shares received. In certain cases, a Right may be deemed for federal income tax purposes to have been exercised prior to actual exercise.

      In view of Section 16(b) of the Exchange Act, the timing of income recognition may be deferred (i.e., the "Deferral Period") for any optionee who is an officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company following the exercise of a NonQualified Option or Right. Absent a written election (pursuant to Section 83(b) of the Code) filed with the Internal Revenue Service within 30 days after the date of transfer of the Shares pursuant to the exercise of the Option or Right to include in income, as of the transfer date, the excess (on such date) of the fair market value of such Shares over their exercise price, recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

      The ordinary income recognized with respect to the transfer of Shares or receipt of cash upon exercise of a Non-Qualified Option or a Right under the 1999 Stock Option Plan will be subject to both wage withholding and employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a Right for Shares or upon the exercise of a Non-Qualified Option, an individual may satisfy the liability in whole or in part by directing its employer corporation to withhold Shares from those that would otherwise be issuable to the individual or by tendering other Common Shares owned by the individual, valued at their fair market value as of the date that the tax withholding obligation arises. A deduction for federal income tax purposes will be allowed to the employer corporation in an amount equal to the ordinary income included by the individual, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and that no other limitations under the Code apply.

      Change in Control. As described above, upon an "Extraordinary Event" of the Company (as defined in the 1999 Stock Option Plan), all the then outstanding Options and Rights shall immediately become exercisable. In general, if the total amount of payments to certain individuals in the nature of compensation that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Code) equals or exceeds three times the recipient's "base amount" (generally, such recipient's average annual compensation for the five years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be nondeductible to the employer corporation and the recipient would be subject to a 20% excise tax on such portion of the payments.

REGULATION

      The 1999 Stock Option Plan is neither qualified under the provisions of
Section 401(a) of the Code, nor subject to any of the provisions of ERISA.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                    PROPOSED SENIOR EXECUTIVE WARRANT PLAN

      The Board of Directors of the Company (with Messrs. Cumming and Steinberg abstaining), upon the unanimous recommendation of the Employee Benefits Committee, resolved on April 1, 1999, subject to Shareholder approval, to approve the Warrant Plan, which permits the Company to grant warrants ("Warrants") to purchase up to an aggregate of 800,000 Common Shares to Ian M. Cumming, Chairman of the Board and a director of the Company, and Joseph S. Steinberg, President and a director of the Company, as an incentive to future services. In reaching this determination, the Board considered the unanimous recommendation of the Employee Benefits Committee and the factors considered by the Committee described in the "Report of the Compensation Committee" contained herein, including the fact that Messrs. Cumming and Steinberg each are party to an employment agreement with the Company that extends through June 30, 2003. In consideration of the proposed Warrant Plan, Messrs. Cumming and Steinberg, at the request of the Employee Benefits Committee, agreed to extend the term of their respective employment agreements through June 30, 2005. The Committee also considered the fact that the employment agreements fix the cash compensation to be received by Messrs. Cumming and Steinberg, while providing that the Board may grant additional compensation, as well as the prior history of warrant grants to Messrs. Cumming and Steinberg and tax considerations.

      The Warrant Plan, in the form annexed hereto as Annex B, provides for the granting to each of Messrs. Cumming and Steinberg of Warrants to purchase up to an aggregate of 400,000 Common Shares each, at a price equal to 105% of the closing price of the Common Shares as reported on the New York Stock Exchange Composite Tape on the date the Warrants are granted. The last reported price of Common Shares on the New York Stock Exchange Composite Tape on March 31, 1999 (the last day prior to the date of the Board's resolution), was $30.25 per Common Share. Pursuant to the Warrant Plan, Warrants may not be granted prior to payment of the Dividend (as described under "Executive Compensation-Certain Relationships and Related Transactions") or prior to Shareholder approval of the Warrant Plan. A Warrant may not be exercised after the expiration of five years from the date the Warrant is granted.

      The Board of Directors has designated the Employee Benefits Committee to administer the Warrant Plan. The Committee has the authority, in its discretion and subject to the express provisions of the Warrant Plan, to grant Warrants to Messrs. Cumming and Steinberg, to determine the date of grant of Warrants to Messrs. Cumming and Steinberg, the number of Common Shares to be subject to each Warrant and the vesting provisions thereof. In the event that the Board of Directors or the Option Committee of the Board accelerates vesting of all outstanding stock options issued under any stock option plan of the Company pursuant to the terms thereof, all outstanding Warrants will also become immediately exercisable. Subject to the limitations on transferability of the Common Shares (and rights to acquire Common Shares) set forth in the Certificate of Incorporation and described below, Warrants will be transferable. For additional information with respect to compensation paid and payable to Messrs. Cumming and Steinberg, see "Executive Compensation."

      The number of Common Shares to be purchased pursuant to Warrants granted under the Warrant Plan would be subject to adjustments made to reflect stock splits, combinations of shares, recapitalizations, stock dividends and other like changes in capital structure, and subscription and/or purchase rights in respect of Common Shares. Each of the holders of Warrants would be entitled to demand registration and incidental registration rights, the costs of which would be borne by the Company. The foregoing description of the Warrants is qualified in its entirety by reference to the form of Warrant which is annexed to the Warrant Plan, attached hereto as Annex B.

      In order to protect the Company's tax loss carryforwards, the Common Shares issuable upon exercise of Warrants will be subject to certain transfer restrictions contained in the Company's Certificate of Incorporation designed to regulate transfers to a person or group of persons who own, or who would own as a result of such transfer, 5% or more of the Common Shares or any other security that would be treated as "stock" of the Company under the then applicable tax regulations (a "Five Percent Shareholder"). Such transfer restrictions may be waived by the Board of Directors.

      Under the provisions of the Company's Certificate of Incorporation, acquisitions of the Company's "stock" (including Warrants) directly from the Company, whether by way of acquisition in a public or private offering, the exercise of a Warrant or conversion privilege, or otherwise, are not subject to such restrictions. As a result, such provisions will not restrict the issuance of Warrants to Messrs. Cumming and Steinberg (each of whom is a Five Percent Shareholder), or the issuance of Common Shares to Messrs. Cumming and Steinberg upon exercise of Warrants. However, subsequent transfers of Warrants or Common Shares issuable thereunder would be subject to the transfer restrictions, and would be proscribed, in the absence of Board approval, if the intended transferee is or would become a Five Percent Shareholder. In addition, future acquisitions of Common Shares or other securities of the Company (including Warrants) (other than directly from the Company) would be subject to such restrictions and may be restricted if the proposed transferee (or transferor) is, or would become as a result of such transfer, a Five Percent Shareholder. Warrants and any Common Shares issuable upon exercise of Warrants shall bear a conspicuous legend to such effect.

      Under the provisions of the New York Business Corporation Law, approval of the Warrant Plan requires the vote of a majority of the Common Shares voted at the Meeting. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote FOR approval of the Warrant Plan. Messrs. Cumming and Steinberg have advised the Company that they intend to cause all Common Shares that they beneficially own to be voted in favor of approval of the Warrant Plan.

      As noted earlier in this Proxy Statement, as of April 2, 1999, Mr. Cumming, Mr. Steinberg, the Steinberg Children Trusts, The Cumming Foundation, The Joseph S. and Diane H. Steinberg 1992 Charitable Trust, and all officers and directors as a group beneficially owned 16.4%, 15.1%, 1.8%, .2%, less than .1% and .4%, respectively, of the outstanding Common Shares. Assuming the issuance of 400,000 Common Shares to each of Messrs. Cumming and Steinberg upon exercise of Warrants, and further assuming no other changes in the number or ownership of the outstanding Common Shares, Messrs. Cumming and Steinberg, as a group, and all officers and directors of the Company as a group, together with the Steinberg Children Trusts and the two charitable foundations referred to above, would beneficially own 32.4% and 34.9%, respectively, of the outstanding Common Shares.

      FEDERAL INCOME TAX CONSEQUENCES

      The federal income tax consequences to a holder of a Warrant granted under the Warrant Plan generally are similar to those of a holder of a Non-Qualified Option granted under the 1999 Stock Option Plan described earlier.

      The grant of a Warrant will not result in income for the recipient. The exercise of a Warrant will result in ordinary compensation income for the Warrant holder at the time of such exercise, assuming the Common Shares received at such time are transferable or are not subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code). Income recognized at that time would equal the excess of the fair market value of the Common Shares at that time over the consideration paid therefor by the Warrant holder. A deduction for federal income tax purposes will be allowed to the Company in an amount equal to the ordinary income included by a holder of a Warrant in connection with the exercise of such Warrant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and that no other limitations under the Code, including, without limitation, Section 162(m), apply. If the Common Shares received upon exercise by a Warrant holder are not transferable and are subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), then, in the absence of a timely election under Section 83(b), the time and amount of the compensation income and deduction would be determined when the Common Shares become either transferable or not subject to a substantial risk of forfeiture.

      With certain exceptions, Section 162(m) of the Code denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1 million per executive per taxable year. One such exception applies to certain performance-based compensation, provided that such compensation has been approved by shareholders in a separate vote and certain other requirements are met. In general, the Company intends for any Warrants granted under the Warrant Plan (and the associated compensation) to qualify for the performance-based compensation exception to Section 162(m) of the Code.

      The Board of Directors recommends a vote FOR this proposal.


               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors recommends that the Shareholders ratify the selection of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors to audit the accounts of the Company and its subsidiaries for 1999. The selection of PricewaterhouseCoopers LLP was recommended to the Board of Directors by its Audit Committee. PricewaterhouseCoopers LLP are currently independent auditors for the Company.

      The Board of Directors recommends a vote FOR this proposal.


                                 ANNUAL REPORT

      A copy of the Company's 1998 Annual Report to Shareholders is being furnished to Shareholders concurrently herewith.


                           PROPOSALS BY SHAREHOLDERS

      Proposals that Shareholders wish to include in the Company's Proxy Statement and form of proxy for presentation at the Company's 2000 Annual Meeting of Shareholders must be received by the Company at 315 Park Avenue South, New York, New York 10010, Attention of Laura E. Ulbrandt, Secretary, no later than December 13, 1999. Any such proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. With respect to proposals submitted by a Shareholder other than for inclusion in the Company's 2000 Proxy Statement and related form of proxy, timely notice of any such proposal must be received by the Company in accordance with the By-Laws and the rules and regulations of the Company no later than December 13, 1999. Any proxies solicited by the Board of Directors for the 2000 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.


                                   By Order of the Board of Directors


                                   Laura E. Ulbrandt
                                   Secretary

                                                                       ANNEX A








                        LEUCADIA NATIONAL CORPORATION
                            1999 STOCK OPTION PLAN

NYFS04...:\30\76830\0198\347\PLN3109M.25D

                          LEUCADIA NATIONAL CORPORATION
                             1999 STOCK OPTION PLAN




       I.  Purposes........................................................A-3
      II.  Amount of Stock Subject to the Plan.............................A-3
     III.  Administration..................................................A-4
      IV.  Eligibility.....................................................A-5
       V.  Option Price and Payment........................................A-5
      VI.  Terms of Options and Limitations on the Right of Exercise.......A-6
     VII.  Stock Appreciation Rights.......................................A-7
    VIII.  Termination of Employment.......................................A-8
      IX.  Exercise of Options............................................A-10
       X.  Stock Option Grants to Director Participants...................A-10
      XI.  Director Participant's Exercise of Options.....................A-10
     XII.  Director Participant's Termination.............................A-10
    XIII.  Director Participant's Ineligibility for Other Grants..........A-11
     XIV.  Use of Proceeds................................................A-11
      XV.  Non-Transferability of Options and Stock Appreciation Rights...A-11
     XVI.  Adjustment Provisions; Effect of Certain Transactions..........A-12
    XVII.  Right to Terminate Employment..................................A-13
   XVIII.  Purchase for Investment........................................A-13
     XIX.  Issuance of Stock Certificates; Legends; Payment of Expenses...A-14
      XX.  Withholding Taxes..............................................A-14
     XXI.  Listing of Shares and Related Matters..........................A-15
    XXII.  Foreign Laws...................................................A-15
   XXIII.  Amendment of the Plan..........................................A-15
    XXIV.  Duration; Termination or Suspension of the Plan................A-16
     XXV.  Savings Provision..............................................A-16
    XXVI.  Governing Law..................................................A-16
   XXVII.  Partial Invalidity.............................................A-16
  XXVIII.  Effective Date.................................................A-16

                         LEUCADIA NATIONAL CORPORATION

                            1999 STOCK OPTION PLAN

I.  PURPOSES

       Leucadia National Corporation (the "Company") desires to afford its directors and certain of its key employees and certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such directors and key employees an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.

       The stock options ("Options") and stock appreciation rights ("Rights") offered pursuant to this 1999 Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director or key employee.

       The Company, by means of the Plan, seeks to retain the services of persons now holding directorships and key positions and to secure and retain the services of persons capable of filling such positions.

       The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.  AMOUNT OF STOCK SUBJECT TO THE PLAN

       The total number of Common Shares, par value $1.00 per share (the "Shares"), of the Company which either may be purchased pursuant to the exercise of Options granted under the Plan or acquired pursuant to the exercise of Rights granted under the Plan shall not exceed, in the aggregate, One Million Two Hundred Thousand (1,200,000), such number to be subject to adjustment in accordance with Article XVI of the Plan. Shares that are the subject of Rights and/or related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.

       Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options and/or Rights granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options or Rights may again be subject to an Option or Right under the Plan.

       Except as provided in Articles X through XIII, XXIV, and XXVIII hereof, the Committee (as defined in Article III) may, from time to time beginning on April 1, 1999 (the "Effective Date"), grant to certain key employees and directors of the Company, or certain key employees of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Incentive Options, Non-Qualified Options and/or Rights under the terms hereinafter set forth.

       Provisions of the Plan that pertain to Options or Rights granted to a director or employee shall apply to Options, Rights or any combination thereof.

       As used in the Plan, the term "parent corporation" and "subsidiary corporation" shall mean a corporation coming within the definition of such terms contained in Sections 424(e) and 424(f) of the Code, respectively.

III.  ADMINISTRATION

       The Plan will be administered by the Board of Directors of the Company or by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members (which may be the Option Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code. If the Board of Directors of the Company administers the Plan rather than a committee of the Board of Directors, then all references to "Committee" in the Plan shall be deemed to mean a reference to the Board of Directors of the Company.

       The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. Subject to the express provisions of the Plan, including, without limitation, Articles X through XIII hereof, the Committee also shall have authority to construe the Plan and the Options and Rights granted thereunder, to amend the Plan and the Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the employee agree (a) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Option or Right and (b) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through employment with the Company or any subsidiary corporation or parent corporation thereof.

       All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

       The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the

Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefitted from the Plan, as determined by the Committee.

IV.  ELIGIBILITY

       Options and Rights may be granted only to salaried key employees of the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided, and Non-Qualified Options shall be granted to non-employee directors of the Company (including former officers or key employees) ("Director Participants") only pursuant to and in accordance with the provisions of Articles X through XIII hereof. Any person who shall have retired from the active employment by the Company or any subsidiary corporation or parent corporation of the Company, although such person shall have entered into a consulting contract with the Company or a subsidiary corporation or parent corporation of the Company, shall not be eligible to receive an Option or Right.

       The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any Options or Rights granted to him or her.

       The aggregate number of Shares with respect to which Options and/or Rights may be granted under the Plan to any employee in any one taxable year is 300,000.

V.  OPTION PRICE AND PAYMENT

       The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee may determine; provided, however, that the price shall not be less than one hundred percent (100%) of the Fair Market Value (as defined below) of the Shares on the date the Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Option is granted. In determining the stock ownership of an employee for any purpose under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

       Except as set forth in Article XVI, for purposes of this Plan and any Options and/or Rights awarded hereunder, Fair Market Value shall be the closing price of the Shares on the date of calculation (or on the last preceding trading date if Shares were not traded on such date) if the Shares are readily tradeable on a national securities exchange or other market system, and if the Shares are not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Shares of the Company.

       Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (a) in whole or in part, by delivering to the Company Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a Fair Market Value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Shares, the Fair Market Value of the Shares so delivered to be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations, or (b) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, at the time of grant, in its sole discretion; provided, however, that (i) the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option and (ii) payment for Shares with a promissory note is permissible under applicable law. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.

VI.  TERMS OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

       Any Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Incentive Option shall not be exercisable after the expiration of five (5) years from the date such Incentive Option is granted. Notwithstanding anything herein to the contrary, Incentive Options may not be granted after the tenth anniversary of the Effective Date.

       Each Option shall be subject to such additional terms and conditions as may from time to time be prescribed by the Committee (which terms and conditions may be subsequently waived by the Committee), subject to the limitations contained in the Plan. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

       To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

       Except to the extent otherwise provided under the Code, to the extent that the aggregate Fair Market Value of stock for which Incentive Options (under all stock option plans of the Company and of any parent corporation or subsidiary corporation of the Company) are exercisable for the first time by an employee during any calendar year exceeds one hundred thousand dollars ($100,000), such Options shall be treated as NonQualified Options. For purposes of this limitation, (a) the Fair Market Value of stock is determined as of the time the Option is granted and (b) the limitation will be applied by taking into account Options in the order in which they were granted.

       In no event shall an Option granted hereunder be exercised for a fraction of a Share.

       A person entitled to receive Shares upon the exercise of an Option shall not have the rights of a stockholder with respect to such Shares until the date of issuance of a stock certificate to him for such Shares; provided, however, that until such stock certificate is issued, any holder of an Option using previously acquired Shares in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired Shares.

VII.  STOCK APPRECIATION RIGHTS

       In the discretion of the Committee, a Right may be granted (a) alone, (b) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a Non-Qualified Option and in conjunction therewith or in the alternative thereto.

       The exercise price of a Right granted alone shall be determined by the Committee but shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the Fair Market Value of the Shares subject to the Right and related Option exceeds the exercise price thereof.

       Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.

       Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

       A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of the Fair Market Value, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (b) the number of Shares for which such Right shall be exercised; provided, however, that the Committee, in its discretion, may impose a maximum limitation on the amount of cash, the Fair Market Value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

       Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request.

       If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

       A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right during the first six (6) months of its term; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

       For all purposes of this Article VII, the fair market value of Shares shall be determined in accordance with the principles set forth in Article V hereof.

VIII.  TERMINATION OF EMPLOYMENT

       Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations of the Company, any Option or Right previously granted to the employee, unless otherwise specified by the Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

             (a) if the employee shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such employee was entitled to exercise an Option or Right as herein provided, the legal representative of such employee, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the employee, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right; and

             (b) if the employment of any employee to whom such Option or Right shall have been granted shall terminate by reason of the employee's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option or Right as herein provided, such employee shall have the right to exercise such Option or Right so granted in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dismissal other than for cause, and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability.

       In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right, as specified therein.

       If an employee voluntarily terminates his or her employment, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof.

       If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

       For the purposes of the Plan, the term "for cause" shall mean (a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company;
(ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company, or (iv) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee.

       For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation.

       A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

       In the event of the complete liquidation or dissolution of a subsidiary corporation, or if ownership of 50% or more of such corporation ceases to be held by the Company or another subsidiary corporation, any unexercised Options or Rights theretofore granted to any person employed by such subsidiary corporation will be deemed cancelled unless such person is employed by the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If an Option or Right is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee holding unexercised Options, and such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VI) during the thirty (30) day period following notice of such cancellation.

IX.  EXERCISE OF OPTIONS

       Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price. Subject to the terms of Articles XVIII, XIX, XX and XXI hereof, the Company shall cause certificates for the Shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.

X.  STOCK OPTION GRANTS TO DIRECTOR PARTICIPANTS

       Subject to the terms and conditions of Articles X through XIII hereof, commencing with the Annual Meeting of Shareholders of the Company to be held in 2000, each Director Participant of the Company shall automatically be granted a Non-Qualified Option to purchase 1,000 Shares on the date on which the annual meeting of the Company's shareholders including any adjournments thereof is held in each year. However, the Board of Directors may, in its discretion, during the first year of the Plan and after payment of the cash dividend declared by the Company on April 1, 1999, grant to the Director Participants Non-Qualified Options. The purchase price of the Shares covered by the Non-Qualified Options granted pursuant to this Article X shall be the Fair Market Value of such Shares on the date of grant.

XI.  DIRECTOR PARTICIPANT'S EXERCISE OF OPTIONS

       A Non-Qualified Option granted to any Director Participant of the Company shall not be exercisable for the twelve-month period immediately following the grant of such Non-Qualified Option. Thereafter, the Non-Qualified Option shall be exercisable for the period ending five years from the date of grant of such NonQualified Option, except to the extent such exercise is further limited or restricted pursuant to the provisions hereof.

       If, in any year of the Non-Qualified Option, such Non-Qualified Option shall not be exercised for the total number of Shares available for purchase during that year, the Non-Qualified Option shall not thereby terminate as to such unexercised portion, but shall be cumulative. As used herein, the term "year of the NonQualified Option" shall mean a one (1) year period commencing with the date of, or the anniversary of the date of, the granting of such Non-Qualified Option.

XII.  DIRECTOR PARTICIPANT'S TERMINATION

       If a Director Participant's service as a director of the Company is terminated, any Non-Qualified Option previously granted to such Director Participant shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

             (a) if a Director Participant holding an outstanding Non-Qualified Option dies, such NonQualified Option shall, to the extent not theretofore exercised, remain exercisable for one (1) year after such Director Participant's death, by such Director Participant's legatee, distributee, guardian or legal or personal representative; and

             (b) if the service of a Director Participant to whom such Non-Qualified Option shall have been granted shall terminate by reason of
       (i) such Director Participant's disability (as described in

       Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company, or (iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise such NonQualified Option as herein provided, such Director Participant shall have the right to exercise such Non-Qualified Option so granted in respect of any or all of such number of Shares subject to such NonQualified Option at any time up to and including (X) three (3) months after the date of such termination of service in the case of termination by reason of voluntary retirement or failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, and (Y) one (1) year after the date of termination of service in the case of termination by reason of disability; and

             (c) if the Director Participant shall die during either the three
       (3) month or one (1) year period, whichever is applicable, specified in clause (b) above and at a time when such Director Participant was entitled to exercise a Non-Qualified Option as herein provided, the legal representative of such Director Participant, or such person who acquired such Non-Qualified Option by bequest or inheritance or by reason of the death of the Director Participant may, not later than one (1) year from the date of death, exercise such Non-Qualified Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares subject to such Non-Qualified Option.

       In no event, however, shall a Director Participant be entitled to exercise any Option after the expiration of the period of exercisability of such Option, as specified therein.

XIII.  DIRECTOR PARTICIPANT'S INELIGIBILITY FOR OTHER GRANTS

       Any Director Participant eligible to receive an Option pursuant to
Article X hereof shall be ineligible to receive any other grant or award under any other Article of this Plan.

XIV.  USE OF PROCEEDS

       The cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

XV.  NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

       Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder. Except to the extent provided above, Options and Rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, at the discretion of the Committee, an award of an Option (other than an Incentive Option) and/or a Right may permit the transferability of such Option and/or Right by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Option and/or Right.

XVI.  ADJUSTMENT PROVISIONS; EFFECT OF CERTAIN TRANSACTIONS

       (a) If there shall be any change in the Shares of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Options and Rights, the consideration to be received upon exercise of Options or in respect of Rights, the exercise price applicable to outstanding Options and Rights, and/or the fair market value of the Shares and other value determinations applicable to outstanding Options and Rights. Appropriate adjustments may also be made by the Committee in the terms of any Options and Rights under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Options and Rights on an equitable basis. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Options and Rights in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

       (b) Notwithstanding any other provision of this Plan, if there is an Extraordinary Event with respect to the Company, all then outstanding Options and Rights that have not vested or become exercisable at the time of such Extraordinary Event shall immediately vest and become exercisable. For purposes of this Article XVI(b), an "Extraordinary Event" with respect to the Company shall be deemed to have occurred upon any of the following events:

             (i) A change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A (or any successor rule or regulation) of Regulation 14A promulgated under the Exchange Act whether or not the Company is then subject to such reporting requirement; or

             (ii) The Company's Board of Directors shall approve a sale of all or substantially all of the assets of the Company, a partial liquidation of the Company under Section 302(b)(4) of the Code or other extraordinary corporate contraction or distribution or other extraordinary transaction that is determined by the Board of Directors to be appropriate and in the best interests of the Company and which by its terms precludes the existence of Company securities convertible into Shares; or

             (iii)The Company's Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Article XVI(b)(i) or (ii) above.

Notwithstanding the foregoing, (A) any spin-off of a division or subsidiary of the Company to its shareholders and (B) any event listed in (i) through (iii) above that the Board of Directors determines not to be an Extraordinary Event with respect to the Company, shall not constitute an Extraordinary Event with respect to the Company.

       The Committee, in its discretion, may determine that, upon the occurrence of an Extraordinary Event with respect to the Company, each Option and Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive with respect to each Share that is subject to an Option or a Right (assuming no exercise) an amount equal to the excess of the "fair market value" of such Share over the exercise price per share of such Option or Right (as the case may be); such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction, if any) or in a combination thereof, as the Committee, in its discretion, shall determine. For purposes of this provision, the "fair market value" of the Shares shall be determined by the Board of Directors in good faith and shall be not less than the Fair Market Value determined in accordance with Article V as of the date of the occurrence of the Extraordinary Event. The provisions contained in the preceding sentence shall be inapplicable to an Option or Right granted within six (6) months before the occurrence of an Extraordinary Event if the holder of such Option or Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

XVII.  RIGHT TO TERMINATE EMPLOYMENT

       The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment or directorship of any holder of an Option or Right and it shall not impose any obligation on the part of any holder of an Option or Right to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof. Termination of service of a Director Participant shall be governed by the provisions of Article XII hereof.

XVIII.  PURCHASE FOR INVESTMENT

       Except as hereinafter provided, the Committee may require the holder of an Option or Right granted hereunder, as a condition of exercise of such Option or Right, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any of such Shares shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (x) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (y) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

       Nothing herein shall be construed as requiring the Company to register Shares subject to any Option or Right under the Securities Act. In addition, if at any time the Committee shall determine that the listing or qualification of the Shares subject to such Option or Right on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an Option or Right, or the issuance of Shares thereunder, such Option or Right may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

XIX.  ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

       Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person.

       The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as the Committee, in its discretion, determines to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or
(c) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

       The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.

       All Shares issued as provided herein shall be fully paid and nonassessable to the extent permitted by law.

XX.  WITHHOLDING TAXES

       The Company may require an employee exercising a Right or a Non-Qualified Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation that employs such employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee shall prescribe. The corporation that employs such employee may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Right or Non-Qualified Option (the "Tax Date"), except as set forth below, a holder of a Right or NonQualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the Company to withhold from Shares issuable in the related exercise either a specified number of Shares or Shares having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering Shares previously issued pursuant to the exercise of an Option or Right or other Shares owned by the holder or (c) combining any or all of the foregoing options in any fashion. Once made, an Election shall be irrevocable. The withheld Shares and other Shares tendered in payment should be valued at their Fair Market Value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular

Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, the Company shall be authorized to effect any such withholding upon exercise of a Non-Qualified Option or Right by retention of Shares issuable upon such exercise having a Fair Market Value at the date of exercise which is equal to the amount to be withheld; provided, however, that the Company shall not be authorized to effect such withholding without the prior written consent of the employee if such withholding would subject such employee to liability under
Section 16(b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to employees subject to the reporting requirements of
Section 16(a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

XXI.  LISTING OF SHARES AND RELATED MATTERS

       The Board of Directors may delay any issuance or delivery of Shares if it determines that listing, registration or qualification of Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XXII.  FOREIGN LAWS

       The Committee may grant Options and Rights to individual participants who are subject to the tax laws of nations other than the United States, which Options and Rights may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Options and Rights by the appropriate foreign governmental entity; provided, however, that no such Options or Rights may be granted pursuant to this Article XXII and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

XXIII.  AMENDMENT OF THE PLAN

       The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the shareholders of the Company, that will increase the total number of Shares reserved for Options and Rights under the Plan or the maximum number of Shares with respect to which Options and/or Rights may be granted under the Plan to any one employee (other than an increase resulting from an adjustment provided for in Article XVI hereof) or alter the class of eligible participants in the Plan. The Committee shall be authorized to amend the Plan and the Options granted hereunder to permit the Incentive Options granted hereunder to continue to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder. Except to the extent and in the circumstances expressly permitted under Article XVI, the rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of such Option or Right.

XXIV.  DURATION; TERMINATION OR SUSPENSION OF THE PLAN

       The Plan shall continue indefinitely until terminated by the Board of Directors or the Committee or unless terminated pursuant to Article XXVIII. The Board of Directors may at any time suspend or terminate the Plan. Options and Rights may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Committee to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

XXV.  SAVINGS PROVISION

       With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

XXVI.  GOVERNING LAW

       The Plan, such Options and Rights as may be granted hereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

XXVII.  PARTIAL INVALIDITY

       The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

XXVIII.  EFFECTIVE DATE

       The Plan shall become effective at 9:00 A.M., New York City time, on the Effective Date; provided, however, that if the Plan is not approved by a vote of the shareholders of the Company at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months after the Effective Date, the Plan and any Options or Rights granted thereunder shall terminate.

                                                                       ANNEX B


                          LEUCADIA NATIONAL CORPORATION
                          SENIOR EXECUTIVE WARRANT PLAN


1.    PURPOSE

      The purpose of the Senior Executive Warrant Plan (the "Plan") is to provide key senior executives of Leucadia National Corporation (the "Company") with incentives to maximize shareholder value through the issuance of warrants ("Warrants") to purchase common shares, par value $1.00 per share (the "Common Shares"), of the Company.


2.    ELIGIBILITY

      Eligibility for the Plan is limited to Ian M. Cumming, Chairman of the Board of the Company, and Joseph S. Steinberg, President of the Company. Individuals eligible to participate in the Plan are herein called
"Participants."


3.    PLAN ADMINISTRATION

      The Plan shall be administered by the Employee Benefits Committee of the Board of Directors (the "Committee"). The Committee may delegate any of its duties and powers, in whole or in part, to any subcommittee thereof.

      The Committee shall have full power to administer and interpret the Plan and to establish rules for its administration. The Committee shall have the authority, in its discretion and subject to the express provisions of the Warrants (the form of which is attached as Exhibit 1 and incorporated herein by reference), to grant Warrants to the Participants, to determine the date of grant of Warrants to the Participants, the number of Common Shares to be subject to each Warrant and the vesting provisions thereof.

      The Committee, in making any determination under or referred to in the Plan, shall be entitled to rely on opinions, reports or statements of officers or employees of the Company and other entities and of counsel, public accountants and other professional expert persons.


4.    WARRANTS

      The maximum number of Common Shares that may be issuable upon exercise of Warrants granted under the Plan shall not exceed 800,000 Common Shares, subject to adjustment as set forth herein. Warrants to purchase up to 400,000 Common Shares may be granted to each Participant under the Plan. The exercise price per Common Share issuable upon the exercise of any Warrant granted hereunder shall be not less than 105% of the fair market value of a Common Share on the date of grant of the Warrant. Warrants may not be granted prior to (a) the date of payment of the cash dividend declared by the Company on April 1, 1999 and (b) shareholder approval of the Plan. A Warrant may not be exercised after the expiration of five years from the date the Warrant is granted. All other terms of Warrants granted under the Plan shall be as set forth in the form of Warrant, attached hereto as Exhibit 1.

NYFS04...:\30\76830\0198\347\WAR3179T.20D

5.    AMENDMENT AND TERMINATION OF THE PLAN

      The Company's Board of Directors may at any time, or from time to time, suspend or terminate the Plan, in whole or in part, or amend it in such respects as the Board of Directors may determine; provided, however, that no such suspension, termination or amendment shall affect any outstanding Warrant without the consent of the holder thereof.


6.    MISCELLANEOUS PROVISIONS

      Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to continue to be employed by or perform services for the Company or any subsidiary.

      The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

                                                                     Exhibit 1


      THE TRANSFER OF THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE HEREOF IS SUBJECT TO CERTAIN RESTRICTIONS CONTAINED IN PARAGRAPH 10 HEREOF, AND THE HOLDER OF THIS WARRANT BY ACCEPTANCE HEREOF AGREES TO BE BOUND BY SUCH RESTRICTIONS.


                         COMMON SHARE PURCHASE WARRANT

                TO SUBSCRIBE FOR AND PURCHASE COMMON SHARES OF

                         LEUCADIA NATIONAL CORPORATION

                                     WARRANT TO PURCHASE [400,000] COMMON SHARES

THIS CERTIFIES that, for value received,

                    [IAN M. CUMMING OR JOSEPH S. STEINBERG]

(the "Executive") is entitled to subscribe for and purchase from LEUCADIA NATIONAL CORPORATION, incorporated under the laws of the State of New York (hereinafter called the "Company"), at the price of $[_____](1) per share (the "initial warrant purchase price"), [four hundred thousand] ([400,000]) fully paid and nonassessable Common Shares, $1 par value, of the Company ("Common Shares"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The initial warrant purchase price and the number and character of the shares with respect to which this Warrant is exercisable are subject to adjustment as hereinafter provided.

      1.    Exercise; Issuance of Certificates; Payment for Shares.

            (a) Unless a Termination (defined below) shall have occurred, the rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional Common Share), at any time or from time to time on or after [vesting provisions to be inserted], until 5:00 p.m.
      New York City time on ______ __, [2004].

            (b) "Termination" for purposes hereof shall mean either (1) the voluntary termination by the Executive of his employment with the Company, or (2) the discharge of the Executive from such employment for "cause." "Cause" is defined as the commission by the Executive of any act of gross negligence in the performance of his duties or obligations to the Company or any of its subsidiary or affiliated companies, or the commission by the Executive of any material act of disloyalty, dishonesty or breach of trust against the Company or any of its subsidiary or affiliated companies.

            (c) The rights may be so exercised by such holder hereof by the surrender of this Warrant (with the Subscription Agreement annexed hereto appropriately completed) to the Company at its offices at 315 Park Avenue South, New York, New York (or such other office or agency of the Company in New York, New York, as it may designate by notice in writing to the holder hereof at the address of


-------------------------------

1. 105% of closing price of a Common Share on the date the Warrants are granted by the Company.

      such holder appearing on the books of the Company at any time within the period above named) and upon payment to it, for the account of the Company, of the purchase price for such shares.

            (d) The Company agrees that the shares so purchased shall be deemed to have been issued to the holder hereof as the record owner of such shares immediately after the close of business on the date on which this Warrant shall have been surrendered and delivery of payment for such shares shall have been made as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares so purchased shall be delivered to the holder hereof promptly after such surrender and delivery, and, unless this Warrant shall have expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof.

            (e) In the event that the Board of Directors or the Option Committee of the Board of Directors accelerates vesting of all outstanding stock options issued under any stock option plan of the Company pursuant to the terms thereof, the Warrants shall also become immediately exercisable.

      2. Agreement of Holder. The holder of this Warrant, by his acceptance hereof, represents that he is acquiring this Warrant, and will acquire the Common Shares issuable upon any exercise of this Warrant by such holder, for his own account for investment and not with a view to the distribution thereof or with any present intention of selling any thereof, except for a sale of such Common Shares in compliance with the provisions of the Securities Act of 1933, as amended, and the rules and the regulations thereunder.

      3. Shares to be Fully Paid. Reservation of Shares. All shares issued upon the exercise of the rights represented by this Warrant shall be validly issued, fully paid and nonassessable (except as otherwise provided in Section 630 of the New York Business Corporation Law) and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company shall from time to time take all such action as may be requisite to assure that the par value per Common Share is at all times equal to or less than the warrant purchase price per share then in effect. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all time have authorized, and reserved for the purpose of issuance or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant. The Company shall take all such action as may be necessary to assure that such Common Shares may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Shares of the Company may be listed. The Company shall not take any action which would result in any adjustment of the warrant purchase price if the total number of Common Shares issuable after such action upon exercise of all Warrants then outstanding would exceed the total number of then authorized but unissued Common Shares.

      4. Adjustments. The above provisions are, however, subject to the following:

            4A. Warrant Purchase Price Defined. The initial warrant purchase price set forth in the initial paragraph of this Warrant shall be subject to adjustment from time to time as hereinafter provided. The term "warrant purchase price" shall mean, unless and until any such adjustment shall occur, the initial warrant purchase price and, after any such adjustment, the warrant purchase price resulting from such adjustment.

            4B. Adjustment of Number of Shares. Upon each adjustment of the warrant purchase price, the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment, the number of Common Shares obtained by multiplying the warrant purchase price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant purchase price resulting from such adjustment.

            4C. Adjustment of Warrant Purchase Price Upon Issuance of Common Shares. If and whenever after the date hereof the Company shall issue or sell any Common Shares without consideration or for a consideration per share less than the warrant purchase price in effect immediately prior to the time of such issue or sale, then, and in each such case, forthwith upon such issue or sale, the warrant purchase price shall be reduced to a price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (X) the number of Common Shares outstanding immediately prior to such issue or sale multiplied by the then existing warrant purchase price, plus (Y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of Common Shares outstanding immediately after such issue or sale. No adjustment shall be made in an amount less than $.05 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.05 per share or more. For the purposes of this paragraph 4(C), the following provisions (1) to (6), inclusive, shall also be applicable:


            (1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Shares, whether or not such rights or options are immediately exercisable, and the price per share for which Common Shares are issuable upon the exercise of such rights or options (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options by (ii) the total maximum number of Common Shares issuable upon the exercise of such rights or options) shall be less than the warrant purchase price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of Common Shares issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Shares, except as otherwise provided in paragraph 4C(2).

            (2) Changes in Rights or Options. If the purchase price provided for in any rights or options referred to in paragraph 4C(1) shall change at any time (other than under or by reason of provisions designed to protect against dilution), the warrant purchase price in effect at the time of such event shall forthwith be readjusted to the warrant purchase price which would have been in effect at such time had such rights or options still outstanding provided for such changed purchase price at the time initially granted, issued or sold. Upon the expiration of any such option or right, the warrant purchase price then in effect hereunder shall forthwith be increased to the warrant purchase price which would have been in effect at the time of such expiration had such right or option to the extent outstanding immediately prior to such expiration never been issued and the Common Shares issuable thereunder shall no longer be deemed to be outstanding; provided, however, that no such increase in the warrant purchase price shall be made in an amount in excess of the amount of the adjustment thereof initially made in respect of the granting of such rights or options. If the purchase price provided for in any such right or option referred to in paragraph 4C(1) shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Shares upon the exercise of any such right or option the warrant purchase price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such right or option never been issued as to such Common Shares and had adjustments been made upon the issuance of the Common Shares delivered as aforesaid, but only if as a result of such adjustment the warrant purchase price then in effect hereunder is thereby reduced.

            (3) Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company payable in Common Shares, any Common Shares issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

            (4) Consideration for Shares. In case any Common Shares or any rights or options to purchase Common Shares shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Common Shares or any rights or options to purchase Common Shares shall be issued or sold for a consideration other than cash, or partly for cash and for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the lesser of (i) the fair market value on the issue date of the securities so issued by the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith, or (ii) the fair value of such consideration as determined in good faith by the Board of Directors of the Company after deduction of any such expenses. In case any Common Shares or any rights or options to purchase Common Shares shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value as determined in good faith by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation as such Board in good faith shall determine to be attributable to such Common Shares, or rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for shares or other securities of any corporation, the Company shall be deemed to have issued a number of Common Shares for shares or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and the consideration received from such issuance shall be equal to the fair market value on the date of such transaction of such shares or securities of the other corporation, and if any such calculation results in adjustment of the warrant purchase price, the determination of the number of Common Shares receivable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of paragraph 4F shall be made after giving effect to such adjustment of the warrant purchase price.

            (5) Record Date. In case the Company shall take a record of the holders of its Common Shares for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Shares, or (ii) to subscribe for or purchase Common Shares, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            (6) Treasury Shares. The number of Common Shares outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Shares for the purposes of this paragraph 4(C).

            4D. Dividends and Distributions. If the Company shall at any time declare a dividend or make a distribution in respect of its Common Shares, the warrant purchase price in effect immediately prior to the declaration of such dividend or the making of such distribution shall be reduced by an amount equal, in the case of a dividend or distribution in cash, to the amount thereof payable per Common Share or, in the case of any other dividend distribution, to the fair value thereof per Common Share as determined in good faith by the Board of Directors of the Company; provided that no adjustment under this paragraph 4(D) shall be required in the case of a cash dividend payable out of earnings or surplus and otherwise than in securities of the Company unless such cash dividend is a special dividend as determined in good faith by the Board of Directors of the Company. If the Company shall at any time declare a dividend or make a distribution in respect of its Common Shares in securities of the Company other than Common Shares, the holder of this Warrant shall be entitled to receive upon exercise of this Warrant such securities as such holder would have been entitled to receive had this Warrant been exercised immediately prior to such dividend or distribution. For the purposes of the foregoing, a dividend in cash shall be considered payable out of earnings or surplus only to the extent that such earnings or surplus are charged an amount equal to such dividend as determined by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend or distribution, or, if a record is not taken, the date as of which the holders of Common Shares of record entitled to such dividend or distribution are to be determined.

            4E. Subdivision or Combination of Shares. In case the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares or pay a dividend or other distribution upon any shares of the Company payable in Common Shares, the warrant purchase price in effect immediately prior to such subdivision or payment date shall be proportionately reduced. In case the outstanding Common Shares of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

            4F. Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital shares of the Company, any consolidation or merger of the Company with another corporation, or any sale of all or substantially all of the assets of the Company to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to, and in form and substance satisfactory to, the registered holder hereof (who shall not unreasonably withhold his approval) at the last address of such holder appearing on the books of the Company, (i) the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and
      (ii) all other obligations of the Company under this Warrant.

            4G. Notice of Adjustments. Upon each adjustment or readjustment of the warrant purchase price or in the nature of the Common Shares, securities or other property receivable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall forthwith mail a copy of each such certificate addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

            4H.   Other Notices.  In case at any time:

                  (1) the Company shall declare any dividend upon its Common
            Shares payable in shares or authorize any other distribution (other than regular cash dividends) to the holders of its Common Shares;

                  (2) the Company shall offer for subscription pro rata to the holders of its Common Shares any additional shares of any class or other rights;

                  (3) there shall be any capital reorganization, or
            reclassification of the capital shares of the Company (other than a transaction covered by paragraph 4F), or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

            then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (a) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution of subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the forgoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

            4.I. Certain Events. If any event occurs, as to which, in the opinion of the Board of Directors of the Company, the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the warrant purchase price as otherwise determined pursuant to this Paragraph 4 except in the event of a combination of shares of the type contemplated in paragraph 4E and then in no event to an amount larger than the warrant purchase price as adjusted pursuant to paragraph 4E.

      5. Issue Tax. The issuance of certificates for Common Shares upon the exercise of this Warrant shall be made without charge to the holders hereof for any issuance tax in respect thereof, and all such issuance taxes shall be paid or provided for by the Company prior to the issuance of such certificates.

      6. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

      7. Listing of Shares. The Company agrees to use its best efforts to secure, as soon as practicable after the date hereof, the listing of the Common Shares issuable upon the exercise of this Warrant, subject to official notice of issuance, on the New York Stock Exchange, Inc.

      8. Warrant Transferable; Registration Books. Subject to the provisions of paragraph 10, this Warrant and all rights hereunder are transferable, in whole or in part, at the office of the Company referred to in paragraph 1 by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

      The Company shall keep or cause to be kept, at its offices (or the office of its agents) in New York, New York, proper books in which the names and addresses of the initial holder of this Warrant and all subsequent transferees shall be registered.

      9. Warrant Exchangeable; Loss, Theft, Destruction, Etc. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office of the Company referred to in paragraph 1, for a new Warrant or new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by such holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the holder hereof a new Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder.

      10. Limitations on Transferability; Securities Act Compliance,
Registration.

            10A. Definitions. As used in this paragraph 10, the following definitions shall be applicable:

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the federal securities laws.

            "Company Securities" means (i) shares of common stock of the Company, (ii) shares of preferred stock of the Company, (iii) warrants, rights, or options (within the meaning of Treasury Regulation ss.1.382-2T(h)(4)(v)) to purchase stock of the Company, and (iv) any other interests that would be treated as "stock" of the Company pursuant to Treasury Regulation ss.1.382-2T(f)(18).

            "Maximum Includable Shares" shall mean the maximum number of Common Shares (including, for this purpose, the number of Common Shares issuable upon exercise of Restricted Securities for which registration is requested pursuant to paragraph 10E(1) to be offered by selling security holders in a firm commitment underwriting that the managing underwriter or underwriters (the "Managing Underwriters") of the proposed offering, in their good faith judgment, deem it practicable and consistent with the best interests of the Company to offer and sell, upon the effectiveness of the Registration Statement. In making such judgment, the Managing Underwriters shall take into account, among other things, (i) any adverse effect on the price or terms upon which the securities included in such Registration Statement for the account of the Company may be sold, and
      (ii) any adverse effect on the price or terms upon which all securities included in such Registration Statement for the account of the Company and the selling security holders may be sold.

            "NASD" shall mean the National Association of Securities Dealers,
Inc.

            "Prospectus" shall mean any preliminary prospectus and final prospectus (as such may be amended or supplemented) which constitutes Part I of a Registration Statement filed with the Commission.

            "Registration Statement" shall mean the form and documents required to be filed by an issuer in connection with the registration of securities of such issuer under the Securities Act.

            "Restricted Securities" shall mean (i) this Warrant (and any warrant or warrants issued in exchange therefor or in replacement thereof) and
      (ii) the Common Shares issued or issuable upon exercise of this Warrant or such other warrants; the certificates for all of which bear the legend referred to in paragraph 10B.

            "Restricted Shares" shall mean the Common Shares issued or issuable upon exercise of Restricted Securities bearing the legend referred to in paragraph 10B.

            "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

            "Seller" shall mean each holder of Restricted Securities or Restricted Shares for whom securities are included or proposed to be included in a Registration Statement filed or proposed to be filed by the Company.

            "transfer" shall mean any sale, pledge, assignment, encumbrance or disposition of any Restricted Securities or of any part thereof or interest therein, including an offer to transfer, whether or not such transfer would constitute a "sale" as that term is defined in section 2(3) of the Securities Act. For purposes of obtaining approval by the Board of Directors pursuant to Part III of Article Fourth of the Company's Certificate of Incorporation, "Transfer" shall mean any direct or indirect sale, transfer, assignment, conveyance, pledge, or other disposition. A Transfer also shall include the creation or grant of an option (within the meaning of Treasury Regulation ss.1.382-2T(h)(4)(v)). A Transfer shall not include an issuance or grant of Company Securities by the Company.

            "Treasury Regulation ss.1.382-2T" means the temporary income tax regulations promulgated under Section 382, and any successor regulations. References to any subsection of such regulations include references to any successor subsection thereof.

            10B.  Legends.

                  (1) Unless and until removed as provided in the next
            paragraph, this Warrant (and any Warrants issued in exchange herefor or replacement hereof) and each certificate evidencing Common Shares issued upon exercise of this Warrant shall bear a legend in substantially the following form:

                        In the case of this Warrant: "The transfer of this
                  Warrant and the Common Shares issuable upon exercise hereof is subject to certain restrictions contained in paragraph 10 hereof, and the holder of this Warrant by acceptance hereof agrees to be bound by such restrictions."

                        In the case of Common Shares: "The transfer of this
                  certificate and the shares evidenced hereby is subject to certain restrictions contained in paragraph 10 of a Common Share Purchase Warrant dated ______ __, 1999, and the holder of this certificate by acceptance hereof agrees to be bound by such restrictions. A copy of such Warrant is on file with the Secretary of the Company."

                        The Company may issue such "stop transfer" instructions
                  to its transfer agent with respect to all or any of the Restricted Securities as it deems appropriate to prevent any violation of the provisions of this paragraph 10 or of the Securities Act.

                  (2) The Company shall issue a new Warrant or certificate which does not contain the legend set forth in paragraph 10B(1) if (i) the shares represented thereby are sold pursuant to a Registration Statement (including a current Prospectus) which has become and is effective under the Securities Act or (ii) the staff of the Commission shall have issued a "no action" letter to the effect that, or counsel acceptable to the Company shall have rendered its opinion (which opinion shall be acceptable to the Company) that, such securities may be sold without registration under the Securities Act.

                  (3) At the time of any exercise of this Warrant, the Company may require, as a condition of allowing such exercise, that the holder of this Warrant furnish to the Company such information as, in the opinion of the Company, is reasonably necessary in order to establish that such exercise is made in compliance with the registration requirements of the Securities Act or may be made without registration under the Securities Act, including without limitation a written statement that such holder is acquiring the security receivable upon such exercise for its own account for investment and not with a view to the distribution thereof or with any present intention of selling any thereof; provided, however, that nothing contained in this paragraph 10B(3) shall impair the registration obligations of the Company specified in the succeeding provisions of this paragraph 10.

                  (4) Unless and until removed as provided in Part III of
            Article Fourth of the Company's Certificate of Incorporation, this Warrant (and any Warrants issued in exchange herefor or replacement hereof) and each certificate evidencing Common Shares issued upon exercise of this Warrant shall bear a legend in substantially the following form:

                        In the case of this Warrant: "The transfer of this
                  Warrant and the Common Shares issuable upon exercise hereof is subject to restrictions pursuant to Part III of Article Fourth of the Certificate of Incorporation of Leucadia National Corporation reprinted in its entirety on Appendix 1 of this Warrant."

                        In the case of Common Shares: "The transfer of the
                  Securities represented hereby is subject to restrictions pursuant to Part III of Article Fourth of the Certificate of Incorporation of Leucadia National Corporation reprinted in its entirety on the back of this Certificate."

            10C. Notice of Transfer; Opinion of Counsel. If a holder of Restricted Securities proposes to transfer all or a portion of such securities, such holder shall give the Company written notice specifying the securities involved and describing the manner in which the proposed transfer is to be made, together with either (i) an opinion satisfactory to the Company or counsel satisfactory to the Company stating in substance that registration under the Securities Act is not required with respect to such transfer or (ii) a "no action" letter from the staff of the Commission with respect to such transfer. Following delivery of a notice accompanied by an opinion of counsel to the effect set forth above or by such a "no action" letter, such holder shall have the right to transfer, in a manner consistent with its notice to the Company, the Restricted Securities proposed to be transferred, provided that the holder has complied with the provisions of Part III of Article Fourth of the Company's Certificate of Incorporation, if applicable, unless the Company determines within 20 days following such delivery that registration under the Securities Act is required with respect to such proposed transfer or that such transfer would violate the provisions of such Part III of Article Fourth. Such holder shall cooperate with the Company for the purpose of permitting such determination to be made, including, to the extent deemed necessary by the Company, procuring and delivering to the Company an investment letter signed by the proposed transferee.

            10D.  Demand Registration.

                  (1) Upon a written demand by a holder or holders of at least
            200,000 Restricted Shares (or such other equivalent number of shares as may result from a reclassification, subdivision or combination of Common Shares into a greater or smaller number of shares) that not less than 200,000 of such Restricted Shares be registered (which demand shall specify its intended method of disposition), the Company shall promptly give written notice of such demand to all other holders of Restricted Securities and shall use its best efforts to effect the registration under the Securities Act of:

                        (a) the Restricted Shares which the Company has been
                  demanded to register pursuant to this paragraph 10D for a disposition in accordance with the proposed method of disposition described in said demand; and

                        (b) all other Restricted Shares the holders of which
                  shall have made written request (stating the proposed method of disposition of such securities by the prospective Seller) to the Company for the registration thereof within 20 days after giving of such written notice by the Company, all to the extent requisite to permit the disposition (in accordance with the proposed methods thereof, as aforesaid, as long as such proposed methods are consistent with the original demand) by the prospective Seller or Sellers of such securities.

                  (2) The Company's obligation to effect a registration under this paragraph is subject to the conditions that:

                        (a) The Executive and his transferees shall not be
                  entitled to more than a total of (i) one registration statement on Form S-1 (or some other comparable form of registration statement) and (ii) two separate registration statements on Form S-2, S-3 or other comparable short form of registration statement; provided, however, that no such Form S-1 or Form S-2, S-3 or comparable short form need be filed until the earlier of the 90th day after the end of any fiscal year of the Company or the date on which the Company's audited financial statements for such fiscal year are available, nor shall more than one such form be required to be filed in any 12-month period.

                        (b) The Company shall not be required to have a special
                  audit of its financial statements for inclusion in such Registration Statement: but if the rules and regulations of the Commission otherwise require such a special audit, the Company may delay the filing or effectiveness of the Registration Statement until such time as the Company receives its audited financial statements for its then current fiscal year.

                        (c) The Company shall not be required to effect any
                  registration in accordance with paragraph 10D(1) hereof if (i) in the written opinion of counsel to the Company such registration may not be appropriately effected in light of any material pending transaction of the Company or its subsidiaries, or (ii) any registration of any underwritten public offering of securities made on behalf of the Company has become effective within ninety (90) days prior to the anticipated effective date of any registration requested pursuant to paragraph 10D(1) hereof.

            10E.  Incidental Registration.

                  (1) Whenever the Company proposes to file on its behalf and/or on behalf of any of its security holders a Registration Statement under the Securities Act on Forms S-1, S-2 or S- 3 (other than in connection with a registration of securities on Form S-8) (or on any other form for the general registration of securities to be sold for cash) with respect to its Common Shares (as defined in Section 3(a)(11) of the Securities Exchange Act of 1934), the Company shall give written notice to each holder of Restricted Securities at least 30 days before the filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered. The notice shall offer to include in such filing such number of Restricted Shares as such holders may request subject to the limitation in paragraph 10E(2). Each holder desiring to have Restricted Shares registered under this paragraph 10E shall (i) advise the Company in writing within 20 days after the date of receipt of such offer from the Company, setting forth the number of Restricted Shares for which registration is requested and the intended method of disposition thereof, and (ii) deliver to the Company a letter from counsel to such holder to the effect that registration under the Securities Act is or may be required. The Company shall thereupon include in such filing, subject to the limitation in paragraph 10E(2), the Restricted Shares proposed to be offered for sale by each Seller making such request in accordance with its intended method of disposition as stated in such request, and shall use its best efforts to effect registration under the Securities Act of such securities.

                  (2) The Company shall, as soon as practicable after the
            expiration of the 20-day period provided for in paragraph 10E(1), furnish each Seller with a written statement from its managing or principal underwriter, if any, as to the Maximum Includable Shares. If (x) the total number of Common Shares which the Company proposes to include in such Registration Statement plus (y) the total number of Restricted Shares for which registration has been requested pursuant to paragraph 10E(1) is in excess of the Maximum Includable Shares, the number of shares (including Restricted Shares) to be included in such underwritten offering shall be determined as follows:

                  (a) No reduction shall be made in the number of shares to be registered for the account of the Company.

                  (b) Each Seller of Restricted Shares may include in the number of Common Shares comprising the balance of the Maximum Includable Shares that number of Common Shares determined by multiplying (i) the balance of such Maximum Includable Shares by (ii) a fraction the numerator of which shall be the number of Common Shares then owned by such Seller (adjusted to give effect to exercise of all warrants and conversion of all convertible securities then owned by such Seller) and the denominator of which is the number of Common Shares (as similarly adjusted as to all Sellers) owned by all Sellers.

            10F. General. If and whenever the Company is required by the provisions of this paragraph 10 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company shall, as expeditiously as possible:

            (1) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective;

            (2) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the shorter of 30 days or the completion of the distribution and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended method of disposition by the Seller or Sellers thereof set forth in such Registration Statement for such period;

            (3) furnish to each Seller such number of copies of the Prospectus contained in such Registration Statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Seller may reasonably request in order to facilitate the disposition of the securities owned by such Seller;

            (4) use its best efforts to register or qualify the Restricted Shares covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Sellers shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Sellers to consummate the disposition in such jurisdictions of such Restricted Shares during the period provided in paragraph 10F(2); and

            (5) (a) notify each Seller of any Restricted Shares covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and (b) at the request of any such Seller prepare and furnish to such Seller a reasonable number of copies of any supplement to or amendment of such Prospectus that may be necessary so that, as thereafter delivered to the purchasers of such shares, such Prospectus shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            10G. Expenses. If and whenever the Company is required by the provisions of this paragraph 10 to effect the registration of any Restricted Shares under the Securities Act, the Company shall pay all expenses arising out of or related to the preparation, filing, amendment and supplementing of a Registration Statement, including, without limitation, all legal and accounting fees, Commission filing fees, NASD filing fees, printing costs, registration or qualification fees and expenses to comply with "blue sky" or other state securities laws, the fees of other experts and any reasonable expenses or other compensation paid to the underwriters (other than those required by the next succeeding sentence to be paid by the Sellers). Each Seller shall be required to bear underwriting commissions and discounts and transfer taxes, if any, payable in connection with the sale of Restricted Shares.

            10H. Indemnification. In the event of the registration of any Restricted Shares under the Securities Act pursuant to the provisions of this paragraph 10, the Company agrees to indemnify and hold harmless the Seller of such Restricted Shares, each underwriter, if any, of such Restricted Shares, and each person who controls such Seller or any such underwriter within the meaning of section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which such Seller, underwriter or controlling person may become subject under the Securities Act or the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Restricted Shares were registered under the Securities Act, or any Prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such Seller, each such underwriter, and each such controlling person for any legal or any other expenses reasonably incurred by such Seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, such Prospectus or preliminary prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Seller, underwriter or controlling person specifically for use in preparation thereof; and provided further, however, that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any such underwriter (or any person who so controls such underwriter) for any such loss, claim, damage, liability or action asserted by a person who purchased any Restricted Shares from such underwriter if a copy of the final Prospectus was not delivered or given to such person by such underwriter at or prior to the written confirmation of the sale to such person.

            In the event of the registration of any Restricted Shares under the Securities Act pursuant to the provisions hereof, each Seller of Restricted Shares agrees to indemnify and hold harmless and to use its best efforts to cause each underwriter, if any, of such Restricted Shares and each person who controls such Seller or any such underwriter within the meaning of section 15 of the Securities Act, to indemnify and hold harmless the Company, each person who controls the Company within the meaning of section

      15 of the Securities Act, each of its officers who signs the Registration Statement, and each director of the Company from and against any and all losses, claims, damages or liabilities, joint or several, to which the Company, such controlling person or any such officer or director may become subject under the Securities Act or the common law or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Restricted Shares were registered under the Securities Act, any Prospectus or preliminary prospectus contained therein, or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with, written information furnished to the Company by such Seller, controlling person or underwriter, specifically for use in connection with the preparation thereof; and will reimburse the Company, such controlling person and each such officer and director for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            Promptly after receipt by an indemnified party of notice of the commencement of any action such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than pursuant to the provisions of this paragraph 10H. In case any such action is brought against any indemnified party, and it notifies any indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation.

            10I. Transferees. In the event that this Warrant or any of the Restricted Shares purchased upon exercise of this Warrant shall at any time be transferred by the holder hereof or thereof other than pursuant to an effective Registration Statement, the rights herein conferred shall extend to the transferee of such securities.

      11. Descriptive Headings and Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant is being delivered and is intended to be performed in the State of New York and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of such State.


      IN WITNESS WHEREOF, LEUCADIA NATIONAL CORPORATION has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and this Warrant to be dated ______ __, 1999.


                                          LEUCADIA NATIONAL CORPORATION

                                          By:
                                              ---------------------------------



ATTEST:
        ---------------------------------
            Secretary

                            SUBSCRIPTION AGREEMENT

                                                        Date                ,

TO:   Leucadia National Corporation

      The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase Common Shares covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                             Signature _______________________

                                             Address _________________________


                                             ---------------------------------



                                  ASSIGNMENT

      FOR VALUE RECEIVED hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of Common Shares covered thereby set forth hereinbelow unto:

        NAME OF ASSIGNEE              ADDRESS                 NO. OF SHARES
        ----------------              -------                 -------------




Dated:      ,


                                            Signature _______________________

                                            Witness _________________________

                                                                    APPENDIX 1

                          PART III OF ARTICLE FOURTH OF
                       THE CERTIFICATE OF INCORPORATION OF
                          LEUCADIA NATIONAL CORPORATION


                          III.  TRANSFER RESTRICTIONS

      (a) Certain Definitions. As used in this Part III of Article FOURTH, the following terms have the following respective meanings:

      "Corporation Securities" means (i) shares of common stock of the Corporation, (ii) shares of preferred stock of the Corporation, (iii) warrants, rights, or options (within the meaning of Treasury Regulation ss.1.382-2T(h)(4)(v)) to purchase stock of the Corporation, and (iv) any other interests that would be treated as "stock" of the Corporation pursuant to Treasury Regulation ss.1.382-2T(f)(18).

      "Percentage Stock Ownership" means percentage stock ownership as determined in accordance with Treasury Regulation ss.1.382-2T(g), (h), (j), and
(k).

      "Five-Percent Shareholder" means a Person or group of Persons that is identified as a "5-percent shareholder" of the Corporation pursuant to Treasury Regulation ss.1.382-2T(g)(1).

      "Person" means an individual, corporation, estate, trust, association, company, partnership, joint venture or similar organization.

      "Prohibited Transfer" means any purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and void under this
Part III of Article FOURTH.

      "Restriction Release Date" means the earlier of December 31, 2005, the repeal of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") (and any comparable successor provision) ("Section 382"), or the beginning of a taxable year of the Corporation (or any successor thereof) to which no Tax Benefits may be carried forward.

      "Tax Benefits" means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any "net unrealized built-in loss" within the meaning of Section 382, of the Corporation or any direct or indirect subsidiary thereof.

      "Transfer" means any direct or indirect sale, transfer, assignment, conveyance, pledge, or other disposition. A Transfer also shall include the creation or grant of an option (within the meaning of Treasury Regulation ss.1.382-2T(h)(4)(v)). A Transfer shall not include an issuance or grant of Corporation Securities by the Corporation.

      "Treasury Regulation ss.1.382-2T" means the temporary income tax regulations promulgated under Section 382, and any successor regulations. References to any subsection of such regulations include references to any successor subsection thereof.

      (b) Restrictions. Any attempted Transfer of Corporation Securities prior to the Restriction Release Date, or any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Restriction Release Date, shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person or group of Persons shall become a Five-Percent Shareholder, or (2) the Percentage Stock Ownership interest in the Corporation of any Five-Percent Shareholder shall be increased; provided, however, that nothing herein contained shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange, Inc. in the Corporation Securities.

      (c) Certain Exceptions. The restrictions set forth in paragraph (b) of this Part III of Article FOURTH shall not apply to an attempted Transfer if the transferor or the transferee obtains the approval of the Board of Directors of the Corporation. As a condition to granting its approval, the Board of Directors may, in its discretion, require an opinion of counsel selected by the Board of Directors that the Transfer shall not result in the application of any Section 382 limitation on the use of the Tax Benefits.

      (d)  Treatment of Excess Securities.

      (i) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the "Purported Transferee") shall not be recognized as a shareholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the "Excess Securities"). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of shareholders of the Corporation, including without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Securities shall cease to be Excess Securities.

      (ii) If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee's possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities ("Prohibited Distributions"), to an agent designated by the Board of Directors (the "Agent"). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm's-length transactions (over the New York Stock Exchange, if possible); provided, however, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent's discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation's demand to surrender the Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and the proceeds of such sale, except to the extent that the Agent grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to paragraph
(d)(iii) of this Article FOURTH if the Agent rather than the Purported Transferee had resold the Excess Securities.

      (iii) The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee had previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows:
(1) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder;
(2) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value, calculated on the basis of the closing market price for Corporation Securities on the day before the

Transfer, of the Excess Securities at the time of the attempted Transfer to the Purported Transferee by gift, inheritance, or similar Transfer), which amount (or fair market value) shall be determined in the discretion of the Board of Directors; and (3) third, any remaining amounts, subject to the limitations imposed by the following proviso, shall be paid to the Leucadia Foundation; provided, however, that (i) if the Leucadia Foundation shall have terminated prior to its receipt of such amounts, such remaining amounts shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Code (and any comparable successor provision) ("Section 501(c)(3)") selected by the Board of Directors, and (ii) if the Excess Securities (including any Excess Securities arising from a previous Prohibited Transfer not sold by the Agent in a prior sale or sales), represent a 5% or greater Percentage Stock Ownership interest in any class of Corporation Securities, then any such remaining amounts to the extent attributable to the disposition of the portion of such Excess Securities exceeding a 4.99 Percentage Stock Ownership interest in such class shall be paid to one or more organizations qualifying under Section 501(c)(3) selected by the Board of Directors. The recourse of any Purported Transferee in respect of any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (2) of the preceding sentence. In no event shall the proceeds of any sale of Excess Securities pursuant to this Part III of Article FOURTH inure to the benefit of the Corporation.

      (iv) If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty business days from the date on which the Corporation makes a demand pursuant to paragraph (d)(ii) of this Article, then the Corporation shall institute legal proceedings to compel the surrender.

      (v) The Corporation shall make the demand described in paragraph (d)(ii) of this Part III of Article FOURTH within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities; provided, however, that if the Corporation makes such demand at a later date, the provisions of this Part III of Article FOURTH shall apply nonetheless.

      (e) Bylaws, Legends, etc.

      (i) The Bylaws of the Corporation shall make appropriate provisions to effectuate the requirements of this Part III of Article FOURTH.

      (ii) All certificates representing Corporation Securities issued after the effectiveness of this Part III of Article FOURTH shall bear a conspicuous legend as follows:

            THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTIONS PURSUANT TO PART III OF ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION OF LEUCADIA NATIONAL CORPORATION REPRINTED IN ITS ENTIRETY ON THE BACK OF THIS CERTIFICATE.

      (iii) The Board of Directors of the Corporation shall have the power to determine all matters necessary to determine compliance with this Part III of Article FOURTH, including without limitation (1) whether a new Five-Percent Shareholder would be required to be identified in certain circumstances, (2) whether a Transfer is a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any Five-Percent Shareholder, (4) whether an instrument constitutes a Corporation Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to clause (2) of paragraph (d)(iii) of this Part III of Article FOURTH, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Part III of Article FOURTH.

                                      PROXY

                          LEUCADIA NATIONAL CORPORATION


            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 5, 1999 AT 10:00 A.M.

            The undersigned shareholder of Leucadia National Corporation (the "Company") hereby appoints Ian M. Cumming, Joseph S. Steinberg and Laura E. Ulbrandt and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Shareholders of Leucadia National Corporation to be held at Credit Suisse First Boston, 11 Madison Avenue, Level 2B Auditorium, New York, New York on May 5, 1999 at 10:00 a.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

            Receipt of the Notice of Annual Meeting of Shareholders dated April 9, 1999, the Proxy Statement furnished herewith, and a copy of the Annual Report to Shareholders for the year ended December 31, 1998 is hereby acknowledged.

            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 AND PURSUANT TO ITEM 5.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)





NYFS04...:\30\76830\0146\347\PXY2099R.15A

ITEM 1. Election of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

FOR all nominees listed on the right         WITHHOLD AUTHORITY to vote for all
(except as marked to the contrary            nominees listed to the right.
hereon).

              [-]                                           [-]



NOMINEES: IAN M. CUMMING, PAUL M.
DOUGAN, LAWRENCE D. GLAUBINGER, JAMES E.
JORDAN, JESSE CLYDE NICHOLS, III AND
JOSEPH S. STEINBERG. (Instructions: To
withhold authority to vote for any
individual nominee write that nominee's
name in the space provided below.)


---------------------------------------


ITEM 2. Approval of the 1999 Stock Option Plan.

 FOR       AGAINST       ABSTAIN

 [-]         [-]           [-]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH APPROVAL.
                                         ---


ITEM 3. Approval of the Senior Executive Warrant Plan.

 FOR       AGAINST       ABSTAIN

 [-]         [-]           [-]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH APPROVAL.
                                         ---


ITEM 4. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of Leucadia for 1999.

 FOR       AGAINST       ABSTAIN

 [-]         [-]           [-]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH RATIFICATION.
                                         ---


ITEM 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the meeting or any adjournment thereof.



P
                                       DATED: _____________, 1999
R

O                                ----------------------------------------
                                               (SIGNATURE)
X

Y                                ----------------------------------------
                                       (SIGNATURE IF HELD JOINTLY)

                                 THE SIGNATURE SHOULD AGREE WITH THE NAME
                                 ON YOUR STOCK CERTIFICATE. IF ACTING AS
                                 ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                 TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO
                                 INDICATE WHEN SIGNING. IF THE SIGNER IS
                                 A CORPORATION, PLEASE SIGN THE FULL
                                 CORPORATE NAME BY DULY AUTHORIZED
                                 OFFICER. IF SHARES ARE HELD JOINTLY,
                                 EACH SHAREHOLDER SHOULD SIGN.